                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2021

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of Class A office properties in the United States, concentrated in six markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 52.5 million square feet and 202 properties, including nine properties under construction/redevelopment. The Company’s properties include 183 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned a tenth consecutive Global Real Estate Sustainability Benchmark (GRESB) “Green Star” recognition and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants' businesses, financial condition, results of operation, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; the speed, effectiveness and distribution of vaccines, whether new or existing actions or measures continue to impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay, rent in full or at all in a timely manner; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3352 or
(t) 617.236.3300		investorrelations@bxp.com	mlabelle@bxp.com
(t) 617.236.3429

(Cover photo: Safeco Plaza, Seattle, WA)

Q3 2021
Table of contents

Q3 2021
Company profile
SNAPSHOT

(as of September 30, 2021)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	202
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	52.5 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	173.7 million
Closing Price, at the end of the quarter	$108.35 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	3.6%
Consolidated Market Capitalization [2]	$32.2 billion
BXP’s Share of Market Capitalization [2,3]	$32.3 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan		Bryan J. Koop	Executive Vice President, Boston Region
Karen E. Dykstra		John F. Powers	Executive Vice President, New York Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Jonathan D. Lange	Senior Vice President, Los Angeles Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter V. Otteni	Senior Vice President, Co-Head of the Washington, DC Region
		John J. Stroman	Senior Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee	Frank D. Burt	Senior Vice President, Chief Legal Officer
William H. Walton, III		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q3 2021
Guidance and assumptions
GUIDANCE

The Company’s guidance for the full year 2021 and full year 2022 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on October 26, 2021 and those referenced during the Company’s conference call scheduled for October 27, 2021.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) possible gains or losses from capital markets activity (including, without limitation, due to the early extinguishment of debt and resulting from hedging activity and derivatives), (3) possible future write-offs or reinstatement of accounts receivable and accrued rent balances or (4) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains and losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 54. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Full Year 2021		Full Year 2022
	Low	High	Low	High
Projected EPS (diluted)	$3.11	$3.13	$2.97	$3.17
Add:
Projected Company share of real estate depreciation and amortization	4.14	4.14	4.28	4.28
Projected Company share of (gains)/losses on sales of real estate	(0.75)	(0.75)	—	—
Projected FFO per share (diluted)	$6.50	$6.52	$7.25	$7.45

ASSUMPTIONS
(dollars in thousands)

	Full Year 2021		Full Year 2022
	Low	High	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	89.00%	88.00%	90.00%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	5.00%	6.00%	2.00%	3.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	4.00%	5.00%	5.50%	6.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$26,000	$28,000	$72,000	$80,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(15,000)	$(13,000)	$(11,000)	$(9,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$115,000	$120,000	$90,000	$115,000
Termination income	$12,000	$13,000	$—	$4,000

Other revenue (expense):
Development and management services revenue	$25,000	$26,000	$22,000	$28,000
General and administrative expense [1]	$(148,000)	$(147,000)	$(157,000)	$(151,000)
Net interest expense [2]	$(469,000)	$(466,000)	$(415,000)	$(405,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(141,000)	$(139,000)	$(147,000)	$(143,000)

________________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and Gains (losses) from investments in securities.
2 2021 Net interest expense assumption includes the charge of approximately $43 million related to the early extinguishment of debt in connection with the early redemption on October 15, 2021 of the Company’s $1.0 billion aggregate principal amount of 3.85% unsecured senior notes that was scheduled to mature in February 2023.

Q3 2021
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-21	30-Jun-21
Net income attributable to Boston Properties, Inc.	$108,297	$111,703
Net income attributable to Boston Properties, Inc. per share - diluted	$0.69	$0.71
FFO attributable to Boston Properties, Inc. [1]	$270,477	$268,642
Diluted FFO per share [1]	$1.73	$1.72
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$236,608	$178,341

Selected items:
Revenue	$730,056	$713,807
Recoveries from tenants	$107,766	$100,433
Service income from tenants	$1,874	$1,516
BXP’s Share of revenue [3]	$696,313	$683,273
BXP’s Share of straight-line rent [3]	$35,811	$30,855
BXP’s Share of fair value lease revenue [3,4]	$1,793	$1,193
BXP’s Share of termination income [3]	$1,847	$6,067
Ground rent expense	$3,249	$3,261
Capitalized interest	$11,586	$13,014
Capitalized wages	$3,366	$3,459
Loss from unconsolidated joint ventures	$(5,597)	$(1,373)
BXP’s share of FFO from unconsolidated joint ventures [5]	$12,206	$13,977
Net income attributable to noncontrolling interests in property partnerships	$18,971	$17,164
FFO attributable to noncontrolling interests in property partnerships [6]	$35,744	$34,277

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$1,906	$2,207
Below-market rents (included within Other Liabilities)	$24,823	$26,271
Accrued rental income liability (included within Other Liabilities)	$132,580	$136,085

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	3.79	3.84
Interest Coverage Ratio (including capitalized interest) [7]	3.37	3.37
Fixed Charge Coverage Ratio [7]	2.94	2.83
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.70	7.44
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	7.4%	8.9%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	9.2%	7.5%
FAD Payout Ratio [2]	71.97%	95.47%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.9%	64.6%
Occupancy of In-Service Properties	88.4%	88.6%

Capitalization:
Consolidated Debt	$13,378,350	$12,536,065
BXP’s Share of Debt [10]	$13,477,453	$12,534,659
Consolidated Market Capitalization	$32,196,903	$32,436,223
Consolidated Debt/Consolidated Market Capitalization	41.55%	38.65%
BXP’s Share of Market Capitalization [10]	$32,296,006	$32,434,817
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	41.73%	38.65%

_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended September 30, 2021, see page 35.
6For a quantitative reconciliation for the three months ended September 30, 2021, see page 32.
7For a quantitative reconciliation for the three months ended September 30, 2021 and June 30, 2021, see page 30.
8For a quantitative reconciliation for the three months ended September 30, 2021 and June 30, 2021, see page 29.
9For a quantitative reconciliation for the three months ended September 30, 2021 and June 30, 2021, see pages 10, 62 and 63.
10For a quantitative reconciliation for September 30, 2021, see page 26.

Q3 2021
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-21	30-Jun-21
ASSETS
Real estate	$22,088,835	$22,012,095
Construction in progress	1,054,531	908,061
Land held for future development	568,034	497,019
Right of use assets - finance leases	237,845	237,765
Right of use assets - operating leases	170,085	170,331
Less accumulated depreciation	(5,850,397)	(5,752,818)
Total real estate	18,268,933	18,072,453
Cash and cash equivalents	1,002,728	557,307
Cash held in escrows	79,193	79,973
Investments in securities	41,517	41,476
Tenant and other receivables, net	61,269	58,624
Related party note receivable, net	78,144	77,872
Notes receivable, net	19,297	19,087
Accrued rental income, net	1,203,840	1,172,411
Deferred charges, net	622,807	627,338
Prepaid expenses and other assets	97,560	46,946
Investments in unconsolidated joint ventures	1,373,522	1,305,589
Total assets	$22,848,810	$22,059,076

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,898,699	$2,901,709
Unsecured senior notes, net	10,479,651	9,634,356
Unsecured line of credit	—	—
Lease liabilities - finance leases	243,562	243,381
Lease liabilities - operating leases	204,137	226,594
Accounts payable and accrued expenses	331,687	305,969
Dividends and distributions payable	169,739	169,718
Accrued interest payable	87,408	107,386
Other liabilities	370,403	370,990
Total liabilities	14,785,286	13,960,103

Commitments and contingencies	—	—
Redeemable deferred stock units	8,775	8,980

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,285,391 and 156,214,859 issued and 156,206,491 and 156,135,959 outstanding at September 30, 2021 and June 30, 2021, respectively	1,562	1,561
Additional paid-in capital	6,415,802	6,405,916
Dividends in excess of earnings	(657,021)	(612,247)
Treasury common stock at cost, 78,900 shares at September 30, 2021 and June 30, 2021	(2,722)	(2,722)
Accumulated other comprehensive loss	(40,803)	(43,166)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,716,818	5,749,342

Noncontrolling interests:
Common units of the Operating Partnership	609,830	615,308
Property partnerships	1,728,101	1,725,343
Total equity	8,054,749	8,089,993
Total liabilities and equity	$22,848,810	$22,059,076

Q3 2021
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-21	30-Jun-21
Revenue
Lease	$692,260	$684,025
Parking and other	21,266	17,864
Insurance proceeds [1]	2,241	418
Hotel revenue	5,189	1,561
Development and management services	6,094	7,284
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,655
Total revenue	730,056	713,807
Expenses
Operating	124,153	117,769
Real estate taxes	131,718	130,440
Demolition costs	169	92
Restoration expenses related to insurance claim [1]	2,241	402
Hotel operating	3,946	1,996
General and administrative [2]	34,560	38,405
Payroll and related costs from management services contracts	3,006	2,655
Transaction costs	1,888	751
Depreciation and amortization	179,412	183,838
Total expenses	481,093	476,348
Other income (expense)
Loss from unconsolidated joint ventures	(5,597)	(1,373)
Gains on sales of real estate	348	7,756
Gains (losses) from investments in securities [2]	(190)	2,275
Interest and other income (loss)	1,520	1,452
Interest expense	(105,794)	(106,319)
Net income	139,250	141,250
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,971)	(17,164)
Noncontrolling interest - common units of the Operating Partnership [3]	(11,982)	(12,383)
Net income attributable to Boston Properties, Inc.	$108,297	$111,703

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.69	$0.72
Net income attributable to Boston Properties, Inc. per share - diluted	$0.69	$0.71

_____________
1Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
2General and administrative expense includes $(0.2) million and $2.3 million and Gains (losses) from investments in securities include $(0.2) million and $2.3 million for the three months ended September 30, 2021 and June 30, 2021, respectively, related to the Company’s deferred compensation plan.
3For additional detail, see page 6.

Q3 2021
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-21	30-Jun-21
Net income attributable to Boston Properties, Inc.	$108,297	$111,703
Add:
Noncontrolling interest - common units of the Operating Partnership	11,982	12,383
Noncontrolling interests in property partnerships	18,971	17,164
Net income	139,250	141,250
Add:
Depreciation and amortization expense	179,412	183,838
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(16,773)	(17,113)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	17,803	15,350
Corporate-related depreciation and amortization	(443)	(444)
Less:
Gains on sales of real estate	348	7,756
Noncontrolling interests in property partnerships	18,971	17,164
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	299,930	297,961
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	29,453	29,319
FFO attributable to Boston Properties, Inc.	$270,477	$268,642

Boston Properties, Inc.’s percentage share of Basic FFO	90.18%	90.16%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.82%	9.84%
Basic FFO per share	$1.73	$1.72
Weighted average shares outstanding - basic	156,183	156,107
Diluted FFO per share	$1.73	$1.72
Weighted average shares outstanding - diluted	156,598	156,519

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-21	30-Jun-21
Basic FFO	$299,930	$297,961
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	299,930	297,961
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	29,393	29,259
Boston Properties, Inc.’s share of Diluted FFO	$270,537	$268,702

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-21	30-Jun-21
Shares/units for Basic FFO	173,194	173,150
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	415	412
Shares/units for Diluted FFO	173,609	173,562
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,011	17,043
Boston Properties, Inc.’s share of shares/units for Diluted FFO	156,598	156,519

Boston Properties, Inc.’s percentage share of Diluted FFO	90.20%	90.18%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended September 30, 2021, see page 32.
3For a quantitative reconciliation for the three months ended September 30, 2021, see page 35.

Q3 2021
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-21	30-Jun-21
Net income attributable to Boston Properties, Inc.	$108,297	$111,703
Add:
Noncontrolling interest - common units of the Operating Partnership	11,982	12,383
Noncontrolling interests in property partnerships	18,971	17,164
Net income	139,250	141,250
Add:
Depreciation and amortization expense	179,412	183,838
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(16,773)	(17,113)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	17,803	15,350
Corporate-related depreciation and amortization	(443)	(444)
Less:
Gains on sales of real estate	348	7,756
Noncontrolling interests in property partnerships	18,971	17,164
Basic FFO	299,930	297,961
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	3,379	(132)
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	996	698
Stock-based compensation	8,440	13,993
Non-real estate depreciation	443	444
Unearned portion of capitalized fees from consolidated joint ventures [6]	2,207	603
Less:
BXP’s Share of straight-line rent [1]	35,811	30,855
BXP’s Share of fair value lease revenue [1,7]	1,793	1,193
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	25,826	82,476
BXP’s Share of maintenance capital expenditures [1,8]	16,800	22,145
Hotel improvements, equipment upgrades and replacements	3	3
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$236,608	$178,341

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$170,286	$170,266

FAD Payout Ratio[1] (B÷A)	71.97%	95.47%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended September 30, 2021, see page 32.
3For a quantitative reconciliation for the three months ended September 30, 2021, see page 35.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 58 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q3 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-21	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$108,297	$89,854
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	108,297	92,479
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,982	10,020
Noncontrolling interest in property partnerships	18,971	15,561
Net income	139,250	118,060
Add:
Interest expense	105,794	110,993
Depreciation and amortization expense	179,412	166,456
Transaction costs	1,888	307
Payroll and related costs from management services contracts	3,006	2,896
General and administrative expense	34,560	27,862
Less:
Interest and other income (loss)	1,520	(45)
Gains (losses) from investments in securities	(190)	1,858
Gains (losses) on sales of real estate	348	(209)
Loss from unconsolidated joint ventures	(5,597)	(6,873)
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,896
Development and management services revenue	6,094	7,281
Net Operating Income (NOI)	458,729	421,666
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	24,266	24,938
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,800	42,160
BXP’s Share of NOI	435,195	404,444
Less:
Termination income	1,874	3,406
BXP’s share of termination income from unconsolidated joint ventures [1]	(17)	—
Add:
Partners’ share of termination income (loss) from consolidated joint ventures [2]	10	556
BXP’s Share of NOI (excluding termination income)	$433,348	$401,594

Net Operating Income (NOI)	$458,729	$421,666
Less:
Termination income	1,874	3,406
NOI from non Same Properties (excluding termination income) [3]	5,227	1,842
Same Property NOI (excluding termination income)	451,628	416,418
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	47,790	41,604
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,502	(70)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	24,283	24,938
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,827	1,394
BXP’s Share of Same Property NOI (excluding termination income)	$427,796	$398,288

_____________
1For a quantitative reconciliation for the three months ended September 30, 2021, see page 61.
2For a quantitative reconciliation for the three months ended September 30, 2021, see pages 58-59.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2021 and therefore are no longer a part of the Company’s property portfolio.

Q3 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-21	30-Sep-20
Net income attributable to Boston Properties, Inc. common shareholders	$108,297	$89,854
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	108,297	92,479
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,982	10,020
Noncontrolling interest in property partnerships	18,971	15,561
Net income	139,250	118,060
Add:
Interest expense	105,794	110,993
Depreciation and amortization expense	179,412	166,456
Transaction costs	1,888	307
Payroll and related costs from management services contracts	3,006	2,896
General and administrative expense	34,560	27,862
Less:
Interest and other income (loss)	1,520	(45)
Gains (losses) from investments in securities	(190)	1,858
Gains (losses) on sales of real estate	348	(209)
Loss from unconsolidated joint ventures	(5,597)	(6,873)
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,896
Development and management services revenue	6,094	7,281
Net Operating Income (NOI)	458,729	421,666
Less:
Straight-line rent	36,675	46,713
Fair value lease revenue	1,408	(662)
Termination income	1,874	3,406
Add:
Straight-line ground rent expense adjustment [1]	748	799
Lease transaction costs that qualify as rent inducements [2]	4,090	3,966
NOI - cash (excluding termination income)	423,610	376,974
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	3,732	1,542
Same Property NOI - cash (excluding termination income)	419,878	375,432
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	45,150	35,318
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,075	(64)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	21,619	22,288
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,634	(124)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$395,788	$362,462

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $40 and $98 for the three months ended September 30, 2021 and 2020, respectively. As of September 30, 2021, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2021 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended September 30, 2021, see page 59.
5For a quantitative reconciliation for the three months ended September 30, 2021, see page 61.

Q3 2021
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-21	30-Sep-20	Change	Change	30-Sep-21	30-Sep-20	Change	Change
Rental Revenue [2]	$696,372	$668,369			$15,276	$9,784
Less: Termination income	1,874	2,715			—	691
Rental revenue (excluding termination income) [2]	694,498	665,654	$28,844	4.3%	15,276	9,093	$6,183	68.0%
Less: Operating expenses and real estate taxes	249,844	250,951	(1,107)	(0.4)%	8,302	7,378	924	12.5%
NOI (excluding termination income) [2,3]	$444,654	$414,703	$29,951	7.2%	$6,974	$1,715	$5,259	306.6%

Rental revenue (excluding termination income) [2]	$694,498	$665,654	$28,844	4.3%	$15,276	$9,093	$6,183	68.0%
Less: Straight-line rent and fair value lease revenue	36,596	45,598	(9,002)	(19.7)%	(8)	153	(161)	(105.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	4,042	3,966	76	1.9%	48	—	48	100.0%
Subtotal	661,944	624,022	37,922	6.1%	15,332	8,940	6,392	71.5%
Less: Operating expenses and real estate taxes	249,844	250,951	(1,107)	(0.4)%	8,302	7,378	924	12.5%
Add: Straight-line ground rent expense [5]	748	799	(51)	(6.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$412,848	$373,870	$38,978	10.4%	$7,030	$1,562	$5,468	350.1%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-21	30-Sep-20	Change	Change	30-Sep-21	30-Sep-20	Change	Change
Rental Revenue [2]	$711,648	$678,153			$37,933	$39,390
Less: Termination income	1,874	3,406			(17)	—
Rental revenue (excluding termination income) [2]	709,774	674,747	$35,027	5.2%	37,950	39,390	$(1,440)	(3.7)%
Less: Operating expenses and real estate taxes	258,146	258,329	(183)	(0.1)%	15,494	15,846	(352)	(2.2)%
NOI (excluding termination income) [2,3]	$451,628	$416,418	$35,210	8.5%	$22,456	$23,544	$(1,088)	(4.6)%

Rental revenue (excluding termination income) [2]	$709,774	$674,747	$35,027	5.2%	$37,950	$39,390	$(1,440)	(3.7)%
Less: Straight-line rent and fair value lease revenue	36,588	45,751	(9,163)	(20.0)%	2,838	1,004	1,834	182.7%
Add: Lease transaction costs that qualify as rent inducements [4]	4,090	3,966	124	3.1%	367	(128)	495	386.7%
Subtotal	$677,276	$632,962	44,314	7.0%	35,479	38,258	(2,779)	(7.3)%
Less: Operating expenses and real estate taxes	258,146	258,329	(183)	(0.1)%	15,494	15,846	(352)	(2.2)%
Add: Straight-line ground rent expense [5]	748	799	(51)	(6.4)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$419,878	$375,432	$44,446	11.8%	$19,985	$22,412	$(2,427)	(10.8)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7,8]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-21	30-Sep-20	Change	Change	30-Sep-21	30-Sep-20	Change	Change
Rental Revenue [2]	$75,191	$71,395			$674,390	$646,148
Less: Termination income	10	556			1,847	2,850
Rental revenue (excluding termination income) [2]	75,181	70,839	$4,342	6.1%	672,543	643,298	$29,245	4.5%
Less: Operating expenses and real estate taxes	28,893	29,165	(272)	(0.9)%	244,747	245,010	(263)	(0.1)%
NOI (excluding termination income) [2,3]	$46,288	$41,674	$4,614	11.1%	$427,796	$398,288	$29,508	7.4%

Rental revenue (excluding termination income) [2]	$75,181	$70,839	$4,342	6.1%	$672,543	$643,298	$29,245	4.5%
Less: Straight-line rent and fair value lease revenue	3,291	7,165	(3,874)	(54.1)%	36,135	39,590	(3,455)	(8.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,078	873	205	23.5%	3,379	2,965	414	14.0%
Subtotal	72,968	64,547	8,421	13.0%	639,787	606,673	33,114	5.5%
Less: Operating expenses and real estate taxes	28,893	29,165	(272)	(0.9)%	244,747	245,010	(263)	(0.1)%
Add: Straight-line ground rent expense [5]	—	—	—	—%	748	799	(51)	(6.4)%
NOI - cash (excluding termination income) 2, [3]	$44,075	$35,382	$8,693	24.6%	$395,788	$362,462	$33,326	9.2%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $40 and $98 for the three months ended September 30, 2021 and 2020, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q3 2021
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI (excluding termination income) increased $29,508 compared to Q3 2020. Included in the Q3 2020 comparison are BXP’s Share of $5,931 in write-offs associated with accrued rent, net and $3,790 in write-offs associated with accounts receivable, net. These items increased BXP’s Share of Same Store NOI (excluding termination income) by $9,721.
8BXP’s Share of Same Store NOI-cash (excluding termination income) increased $33,326 compared to Q3 2020. Included in the Q3 2020 comparison is BXP’s Share of $3,790 in write-offs associated with accounts receivable, net. Cash rent abatements and deferrals primarily related to COVID-19 decreased approximately $8,812 in Q3 2021 compared to Q3 2020. These items increased BXP’s Share of Same Store NOI-cash (excluding termination income) by $12,602. For additional information, see page 56.

Q3 2021
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-21	30-Jun-21
Maintenance capital expenditures	$17,779	$23,851
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	—	(10)
Hotel improvements, equipment upgrades and replacements	3	3
Subtotal	17,782	23,844
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	192	380
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	786	1,156
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,171	2,086
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	—
BXP’s Share of Capital Expenditures [1]	$17,589	$23,294

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-21	30-Jun-21
Square feet	718,572	1,354,986
Tenant improvements and lease commissions PSF	$43.95	$74.26

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of unconsolidated joint ventures.

Q3 2021
Acquisitions and dispositions
For the period from January 1, 2021 through September 30, 2021
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
153 & 211 Second Avenue	Waltham, MA	June 2, 2021	136,882	$100,176	$5,000	$105,176	100.0%
Shady Grove Bio+Tech Campus [1]	Rockville, MD	August 2, 2021	233,452	116,500	—	116,500	64.4%
Safeco Plaza [2]	Seattle, WA	September 1, 2021	765,139	465,000	40,000	505,000	90.9%
Total Acquisitions			1,135,473	$681,676	$45,000	$726,676	86.6%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
Annapolis Junction Buildings Six and Seven [3]	Annapolis, MD	March 30, 2021	246,568	$65,948	$17,600	$10,257
6595 Springfield Center Drive [4]	Springfield, VA	December 13, 2018	N/A	N/A	N/A	8,104
Total Dispositions			246,568	$65,948	$17,600	$18,361

________________
1Shady Grove Bio+Tech Campus is an approximately 435,000 net rentable square foot, seven-building office park situated on an approximately 31-acre site. The Company intends to reposition three of the buildings, which are currently vacant, to support life sciences uses. These three buildings are not part of the Company’s in-service portfolio and are included within Land Held for Future Development on the Company’s Consolidated Balance Sheet. The Company anticipates it will redevelop or convert the remaining four buildings to lab or life sciences-related uses as each becomes vacant.
2The acquisition was completed through a newly formed joint venture with two institutional partners. Each partner owns approximately one-third of the joint venture. Each of the institutional partners invested approximately $71.9 million of cash for its ownership interest in the joint venture. The Company invested approximately $72.6 million in the joint venture and is providing customary operating, property management and leasing services to the venture. The purchase price was funded with cash and proceeds from a new mortgage loan secured by the property.
3Completed the sale of Annapolis Junction Buildings Six and Seven, two Class A office properties in Annapolis, Maryland totaling approximately 247,000 square feet, for a gross sales price of approximately $65.9 million. The Company had a 50% ownership interest in the joint venture that owned the properties. Net cash proceeds to the Company totaled approximately $17.6 million after repayment of the Company's share of debt totaling approximately $15.1 million. With the sale of Annapolis Junction Buildings Six and Seven, the Company no longer has any assets in Annapolis, Maryland.
4The Company sold its 6595 Springfield Center Drive development project located in Springfield, Virginia. Concurrently with the sale, the Company agreed to act as development manager and guaranteed the completion of the project. The Company earned a development fee of approximately $7.9 million during the development of this building. Upon completion of the project, the total cost of development was determined to be below the estimated total investment at the time of sale. As a result, the Company recognized a gain on sale of real estate of approximately $8.1 million during the nine months ended September 30, 2021, of which approximately $0.3 million occurred during the three months ended September 30, 2021.

Q3 2021
Construction in progress
as of September 30, 2021
(dollars in thousands)

CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 9/30/2021	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$283,920	$418,400	$—	$—	$134,480	90%		—%	N/A
100 Causeway Street (50% ownership)	Q3 2021	Q3 2022	Boston, MA	632,000	229,627	267,300	200,000	148,603	—	95%		79%	$47
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q1 2022	Q1 2022	Bethesda, MD	734,000	168,945	198,900	127,500	104,036	6,491	100%		—%	N/A
Reston Next [6]	Q4 2021	Q4 2023	Reston, VA	1,062,000	507,726	715,300	—	—	207,574	85%		—%	N/A
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	209,193	356,100	—	—	146,907	56%		—%	N/A
Total Office Properties under Construction				3,328,000	1,399,411	1,956,000	327,500	252,639	495,452	87%		15%	47

Lab/Life Sciences
200 West Street (Redevelopment) [7]	Q4 2021	Q4 2021	Waltham, MA	138,000	29,340	47,800	—	—	$18,460	100%		—%	N/A
880 Winter Street (Redevelopment)	Q1 2023	Q2 2024	Waltham, MA	224,000	6,964	108,000	—	—	101,036	17%		—%	N/A
751 Gateway (49% ownership)	Q1 2023	Q3 2024	South San Francisco, CA	229,000	28,723	127,600	—	—	98,877	—%		—%	N/A
180 CityPoint	Q1 2024	Q4 2024	Waltham, MA	329,000	41,442	274,700	—	—	233,258	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				920,000	106,469	558,100	—	—	451,631	19%		—%	—

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	45,158	182,300	—	—	137,142	N/A		—%	N/A
Total Properties Under Construction				4,307,000	$1,551,038	$2,696,400	$327,500	$252,639	$1,084,225	72%	[8]	12%	$47
PROJECTS FULLY PLACED IN-SERVICE DURING 2021

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2021	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5]
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
One Five Nine East 53rd (55% Ownership)	Q1 2021	Q1 2021	New York, NY	220,000	$144,402	$150,000	$—	$—	$5,598	96%	$3,261
Total Projects Fully Placed In-Service				220,000	$144,402	$150,000	$—	$—	$5,598	96%	$3,261
_____________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 22, 2021, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2021. See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
6On October 19, 2021, approximately 285,000 square feet of the project was placed in-service.
7Represents a portion of the property under redevelopment for conversion to laboratory space.
8Total percentage leased excludes Other.

Q3 2021
Land parcels and purchase options
as of September 30, 2021

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% Ownership)	1,078,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
South San Francisco, CA (50% Ownership)	411,000
Waltham, MA	396,000
Dulles, VA	310,000
El Segundo, CA (50% Ownership)	275,000
Rockville, MD [3,4]	202,000
Total	13,883,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on page 22.
4On August 2, 2021, the Company acquired the Shady Grove Bio+Tech Campus in Rockville, Maryland, which includes three buildings that are currently vacant, totaling 202,000 square feet. The Company intends to reposition these three vacant buildings to support life sciences uses. These three buildings are not included in the Company’s in-service portfolio.
5The Company expects to be a 50% partner in the future development of these sites.

Q3 2021
Leasing activity
for the three months ended September 30, 2021

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,186,818
Add:
Properties acquired vacant space [1]	143,848
Properties placed (and partially placed) in-service [2]	503,024
Leases expiring or terminated during the period	862,505
Total space available for lease	6,696,195

1st generation leases	585,933
2nd generation leases with new tenants	407,240
2nd generation lease renewals	311,332
Total space leased	1,304,505

Vacant space available for lease at the end of the period	5,391,690
Net (increase)/decrease in available space	(204,872)

Second generation leasing information: [3]
Leases commencing during the period (SF)	718,572
Weighted average lease term (months)	58
Weighted average free rent period (days)	124
Total transaction costs per square foot [4]	$43.95
Increase (decrease) in gross rents [5]	(9.42)%
Increase (decrease) in net rents [6]	(14.23)%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	571,766	209,872	781,638	11.09%	16.59%	769,093
Los Angeles	—	8,973	8,973	(8.00)%	(11.16)%	7,180
New York	14,167	245,097	259,264	(17.65)%	(27.06)%	168,990
San Francisco	—	91,359	91,359	7.19%	9.44%	185,253
Seattle	—	—	—	—	—	—
Washington, DC	—	163,271	163,271	(14.64)%	(21.87)%	301,301
Total / Weighted Average	585,933	718,572	1,304,505	(9.42)%	(14.23)%	1,431,817

_____________
1Total square feet of properties acquired vacant space in Q3 2021 consists of 69,581 square feet at Safeco Plaza and 74,267 square feet at Shady Grove Bio+Tech Campus, which excludes three vacant properties included within Owned Land Parcels on page 15.
2Total square feet of properties partially placed in-service in Q3 2021 consists of 6,709 square feet at 685 Gateway and 496,315 square feet at 100 Causeway Street.
3Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 718,572 square feet of second generation leases that commenced in Q3 2021, leases for 397,853 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 507,899 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 507,899 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 320,719.

Q3 2021
Portfolio overview
for the three months ended September 30, 2021
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	13,720,696	1,058,690	550,114	330,000	15,659,500
Los Angeles	2,181,670	124,932	—	—	2,306,602
New York	11,328,824	417,849	—	—	11,746,673
San Francisco	7,291,388	351,186	318,171	—	7,960,745
Seattle	749,110	16,029	—	—	765,139
Washington, DC	8,274,757	682,131	822,436	—	9,779,324
Total	43,546,445	2,650,817	1,690,721	330,000	48,217,983
% of Total	90.31%	5.50%	3.51%	0.68%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$655,238	$50,402	$10,227	$5,089	$720,956
Less:
Partners’ share from consolidated joint ventures [4]	68,008	8,943	—	—	76,951
Add:
BXP’s share from unconsolidated joint ventures [5]	38,933	2,185	1,923	—	43,041
BXP’s Share of Rental revenue [1]	$626,163	$43,644	$12,150	$5,089	$687,046
% of Total	91.14%	6.35%	1.77%	0.74%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	26.66%	7.78%	34.44%
Los Angeles	2.79%	—%	2.79%
New York	26.71%	2.05%	28.76%
San Francisco	16.65%	2.83%	19.48%
Seattle	0.15%	—%	0.15%
Washington, DC	4.89%	9.49%	14.38%
Total	77.85%	22.15%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $100 of revenue from retail tenants that is included in Retail.
4See page 59 for additional information.
5See page 61 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q3 2021
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	30-Sep-21	30-Jun-21	30-Sep-21	30-Jun-21
Rental Revenue [3]	$10,894	$9,763	$5,189	$1,561
Less: Operating expenses and real estate taxes	6,045	5,928	3,946	1,996
Net Operating Income (Loss) (NOI) [3]	4,849	3,835	1,243	(435)
Add: BXP’s share of NOI from unconsolidated joint ventures	882	449	N/A	N/A
BXP’s Share of NOI [3]	$5,731	$4,284	$1,243	$(435)

Rental Revenue [3]	$10,894	$9,763	$5,189	$1,561
Less: Straight line rent and fair value lease revenue	(13)	21	5	(5)
Add: Lease transaction costs that qualify as rent inducements	48	—	—	—
Subtotal	10,955	9,742	5,184	1,566
Less: Operating expenses and real estate taxes	6,045	5,928	3,946	1,996
NOI - cash basis [3]	4,910	3,814	1,238	(430)
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	882	449	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$5,792	$4,263	$1,238	$(430)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-21	30-Sep-20
BOSTON

Hub50House (50% ownership), Boston, MA [3]	440
Average Monthly Rental Rate		$3,360	$3,571	(5.91)%
Average Rental Rate Per Occupied Square Foot		$4.69	$5.32	(11.84)%
Average Physical Occupancy		87.50%	45.08%	94.10%
Average Economic Occupancy		82.92%	39.31%	110.94%

Proto Kendall Square, Cambridge, MA [3,4]	280
Average Monthly Rental Rate		$2,642	$2,676	(1.27)%
Average Rental Rate Per Occupied Square Foot		$4.82	$4.91	(1.83)%
Average Physical Occupancy		94.52%	85.71%	10.28%
Average Economic Occupancy		93.90%	83.13%	12.96%

The Lofts at Atlantic Wharf, Boston, MA [3,4]	86
Average Monthly Rental Rate		$3,747	$4,231	(11.44)%
Average Rental Rate Per Occupied Square Foot		$4.17	$4.62	(9.74)%
Average Physical Occupancy		96.51%	80.23%	20.29%
Average Economic Occupancy		95.38%	80.74%	18.13%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 4	N/A
Average Occupancy		49.40%	—%	100.00%
Average Daily Rate		$222.31	$—	100.00%
Revenue Per Available Room		$109.86	$—	100.00%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,5]	402
Average Monthly Rental Rate		$3,307	$3,887	(14.92)%
Average Rental Rate Per Occupied Square Foot		$3.92	$4.97	(21.13)%
Average Physical Occupancy		48.34%	2.27%	2,029.52%
Average Economic Occupancy		41.03%	1.70%	2,313.53%

Q3 2021
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-21	30-Sep-20
WASHINGTON, DC

Signature at Reston, Reston, VA [3,4]	508
Average Monthly Rental Rate		$2,429	$2,319	4.74%
Average Rental Rate Per Occupied Square Foot		$2.51	$2.42	3.72%
Average Physical Occupancy		93.24%	82.22%	13.40%
Average Economic Occupancy		92.03%	78.20%	17.69%

The Avant at Reston Town Center, Reston, VA [3,4]	359
Average Monthly Rental Rate		$2,299	$2,352	(2.25)%
Average Rental Rate Per Occupied Square Foot		$2.50	$2.57	(2.72)%
Average Physical Occupancy		96.29%	89.69%	7.36%
Average Economic Occupancy		96.25%	88.90%	8.27%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and re-opened on October 2, 2020. The hotel continues to operate at a diminished occupancy due to the continued impact of COVID-19 on business and leisure travel.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Excludes retail space.
5This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q3 2021
In-service property listing

as of September 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,799	96.9%	$73.56
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	97.6%	65.07
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,746	89.7%	67.29
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,456	92.4%	70.60
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	99.8%	80.37
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	597,963	74.5%	99.10
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	56.89
The Hub on Causeway - Podium (50% ownership) [5]	CBD Boston MA	1	382,497	80.3%	69.51
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	77.83
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,236	100.0%	61.07
Subtotal		10	7,766,777	93.5%	$72.05

145 Broadway	East Cambridge MA	1	490,086	99.1%	$86.14
355 Main Street	East Cambridge MA	1	259,640	99.3%	77.15
90 Broadway	East Cambridge MA	1	223,771	100.0%	73.42
255 Main Street	East Cambridge MA	1	215,394	97.5%	87.11
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.87
150 Broadway	East Cambridge MA	1	177,226	100.0%	81.70
105 Broadway	East Cambridge MA	1	152,664	100.0%	69.78
250 Binney Street	East Cambridge MA	1	67,362	100.0%	47.46
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.54
Subtotal		9	1,976,616	99.4%	$74.96

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,001,136	74.6%	$44.45
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	81.5%	37.67
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	99.4%	42.53
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	56.63
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	84.8%	40.30
230 CityPoint	Route 128 Mass Turnpike MA	1	296,212	93.9%	41.24
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	59.57
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	46.85
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	100.0%	49.29
890 Winter Street	Route 128 Mass Turnpike MA	1	174,472	50.1%	45.82
153 & 211 Second Avenue [6]	Route 128 Mass Turnpike MA	2	136,882	100.0%	53.97
200 West Street [6,7]	Route 128 Mass Turnpike MA	1	134,921	70.3%	55.39
1265 Main Street (50% ownership) [5]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.62
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	45.70
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	42.00
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	57.26
191 Spring Street [8]	Route 128 Northwest MA	1	170,997	100.0%	44.69
Lexington Office Park	Route 128 Northwest MA	2	166,779	61.3%	30.71
201 Spring Street [8]	Route 128 Northwest MA	1	106,300	100.0%	45.32
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	65.88
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.21
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	50.00
181 Spring Street [8]	Route 128 Northwest MA	1	55,793	100.0%	44.03
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	44.37
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	49.69
Subtotal		32	5,007,589	87.6%	$45.88

Boston Office Total:		51	14,750,982	92.3%	$63.99

Residential
Hub50House (440 units) (50% ownership) [5,6]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q3 2021
In-service property listing (continued)

as of September 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]

BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		55	15,659,500

LOS ANGELES
Office
Colorado Center (50% ownership) [5]	West Los Angeles CA	6	1,129,730	89.6%	$70.07
Santa Monica Business Park (55% ownership) [5]	West Los Angeles CA	14	1,102,468	76.7%	65.98
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	72.24
Subtotal		27	2,306,602	83.4%	$68.36

Los Angeles Total:		27	2,306,602	83.4%	$68.36

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,957,284	91.3%	$163.54
601 Lexington Avenue (55% ownership) [6]	Park Avenue NY	1	1,671,590	95.7%	99.89
399 Park Avenue	Park Avenue NY	1	1,576,874	96.7%	101.24
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.0%	92.93
Times Square Tower (55% ownership)	Times Square NY	1	1,225,413	84.6%	79.39
250 West 55th Street	Times Square / West Side NY	1	966,979	98.7%	98.94
Dock 72 (50% ownership) [5,6]	Brooklyn NY	1	668,625	33.1%	60.58
510 Madison Avenue	Fifth/Madison Avenue NY	1	353,800	99.0%	140.44
Subtotal		8	9,483,273	89.9%	$110.66

510 Carnegie Center	Princeton NJ	1	234,160	—%	$—
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	36.00
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.46
212 Carnegie Center	Princeton NJ	1	151,355	74.9%	38.96
214 Carnegie Center	Princeton NJ	1	146,799	51.6%	35.27
506 Carnegie Center	Princeton NJ	1	138,616	82.1%	37.90
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	42.23
202 Carnegie Center	Princeton NJ	1	134,068	91.2%	41.44
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.31
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.28
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	39.22
502 Carnegie Center	Princeton NJ	1	121,460	97.6%	39.47
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.14
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	39.25
103 Carnegie Center	Princeton NJ	1	96,332	64.1%	33.42
105 Carnegie Center	Princeton NJ	1	69,955	56.6%	32.65
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	36.06
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	38.37
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.26
Subtotal		18	2,263,400	77.1%	$38.50

New York Total:		26	11,746,673	87.5%	$98.40

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$104.67
Embarcadero Center Four	CBD San Francisco CA	1	941,166	93.4%	84.87
Embarcadero Center One	CBD San Francisco CA	1	831,603	81.9%	79.01
Embarcadero Center Two	CBD San Francisco CA	1	801,378	87.2%	79.96

Q3 2021
In-service property listing (continued)

as of September 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
Embarcadero Center Three	CBD San Francisco CA	1	786,752	87.7%	81.52
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	70.70
535 Mission Street	CBD San Francisco CA	1	307,235	90.0%	85.56
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	67.65
Subtotal		9	5,639,689	92.1%	$86.95

Gateway Commons (52% ownership) [5]	South San Francisco CA	6	1,080,751	69.7%	$59.31
Mountain View Research Park	Mountain View CA	15	542,264	82.0%	69.98
2440 West El Camino Real	Mountain View CA	1	146,789	100.0%	83.36
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	39.96
North First Business Park [9]	San Jose CA	5	190,636	55.2%	27.35
Subtotal		28	1,990,060	74.0%	$62.40

San Francisco Office Total:		37	7,629,749	87.3%	$81.52

Residential
The Skylyne (402 units) [6]	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		38	7,960,745

SEATTLE
Office
Safeco Plaza (33.67% ownership) [5,6]	CBD Seattle WA	1	765,139	90.9%	$43.63
Subtotal		1	765,139	90.9%	$43.63

Seattle Total:		1	765,139	90.9%	$43.63

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [5]	East End Washington DC	1	657,481	65.2%	$68.60
901 New York Avenue (25% ownership) [5]	East End Washington DC	1	541,743	74.4%	68.93
601 Massachusetts Avenue	East End Washington DC	1	478,818	97.3%	87.44
Market Square North (50% ownership) [5]	East End Washington DC	1	417,989	77.9%	70.40
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	96.3%	91.30
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.9%	72.56
Sumner Square	CBD Washington DC	1	209,556	93.7%	55.47
500 North Capitol Street, N.W. (30% ownership) [5]	Capitol Hill Washington DC	1	230,900	98.5%	80.75
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	57.10
Subtotal		9	3,426,068	84.3%	$74.92

South of Market	Reston VA	3	623,250	82.3%	$54.91
Fountain Square	Reston VA	2	505,333	76.2%	54.84
One Freedom Square	Reston VA	1	430,523	71.8%	50.78
Two Freedom Square	Reston VA	1	423,222	100.0%	47.40
One and Two Discovery Square	Reston VA	2	366,989	100.0%	51.28
One Reston Overlook	Reston VA	1	319,519	100.0%	46.51
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	64.96
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.45
Democracy Tower	Reston VA	1	259,441	97.7%	59.89
Fountain Square Retail [3]	Reston VA	1	216,591	80.6%	40.43
Two Reston Overlook	Reston VA	1	134,615	100.0%	48.00
Subtotal		16	3,816,338	89.5%	$52.01

Wisconsin Place Office	Montgomery County MD	1	299,248	85.6%	$60.20
Shady Grove Bio+Tech Campus [6,9]	North Rockville MD	4	233,452	64.4%	18.23
Kingstowne Two	Springfield VA	1	155,995	87.2%	37.91

Q3 2021
In-service property listing (continued)

as of September 30, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Kingstowne One	Springfield VA	1	153,401	58.5%		39.02
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%		33.94
7435 Boston Boulevard	Springfield VA	1	103,557	43.7%		22.90
8000 Grainger Court	Springfield VA	1	88,775	—%		—
Kingstowne Retail [3]	Springfield VA	1	88,244	94.3%		42.17
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.60
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		37.28
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		18.17
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		19.52
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.62
7451 Boston Boulevard	Springfield VA	1	45,949	65.3%		19.06
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		24.00
7375 Boston Boulevard	Springfield VA	1	26,865	44.5%		23.90
Subtotal		19	1,663,761	76.4%		$34.79

Washington, DC Office Total:		44	8,906,167	85.1%		$57.82

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		46	9,779,324

Total In-Service Properties:		193	48,217,983	88.4%	[10]	$74.25	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3This is a retail property.
4Includes 145,849 square feet at Prudential Center (retail shops) of leases terminated by the Company where the tenant is still occupying the space.
5This is an unconsolidated joint venture property.
6Not included in the Same Property analysis. The Company’s One Five Nine East 53rd Street development project, the low-rise portion of 601 Lexington Avenue, was fully placed in-service in February 2021 and excluded from the Company’s Same Property analysis.
7A portion of this property is under redevelopment. For additional detail, see page 14.
8The property was sold on October 25, 2021.
9Property held for redevelopment.
10 Excludes Hotel and Residential properties. For additional detail, see pages 18-19.

Q3 2021
Top 20 tenants listing and portfolio tenant diversification
as of September 30, 2021
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.56%	10.3
2	Arnold & Porter Kaye Scholer	2.70%	12.6
3	Akamai Technologies	2.21%	13.1
4	Biogen	1.79%	5.1
5	Shearman & Sterling	1.60%	12.2
6	Ropes & Gray	1.52%	8.6
7	Kirkland & Ellis	1.51%	15.8
8	Google	1.38%	15.9
9	WeWork	1.36%	12.0
10	Microsoft	1.33%	10.4
11	Millennium Management	1.23%	9.3
12	Weil Gotshal & Manges	1.22%	12.6
13	Wellington Management	1.15%	11.6
14	Aramis (Estee Lauder)	1.07%	15.9
15	US Government	0.96%	4.8
16	Morrison & Foerster	0.92%	9.0
17	O'Melveny & Myers	0.88%	3.2
18	Bank of America	0.84%	13.7
19	Mass Financial Services	0.83%	6.4
20	Hunton Andrews Kurth	0.80%	4.8
	BXP’s Share of Annualized Rental Obligations	28.86%
	BXP’s Share of Square Feet [1]	23.08%
	Weighted Average Remaining Lease Term (years)		10.8

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Marriott International	7750 Wisconsin Avenue	734,000
Fannie Mae	Reston Next	703,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Volkswagen Group of America	Reston Next	196,000
Translate Bio	200 West Street	138,000
TENANT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q3 2021
Occupancy by location
as of September 30, 2021

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-21	30-Jun-21	30-Sep-21	30-Jun-21	30-Sep-21	30-Jun-21
Boston	94.7%	95.5%	87.6%	87.8%	92.3%	92.9%
Los Angeles	83.4%	83.9%	—%	—%	83.4%	83.9%
New York	89.9%	89.7%	77.1%	76.7%	87.5%	87.2%
San Francisco	92.1%	92.5%	74.0%	73.4%	87.3%	87.6%
Seattle [2]	90.9%	N/A	—%	N/A	90.9%	N/A
Washington, DC	84.3%	83.6%	85.5%	86.4%	85.1%	85.3%
Total Portfolio	90.7%	90.9%	83.4%	83.6%	88.4%	88.6%

SAME PROPERTY OFFICE PROPERTIES 1, 3 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-21	30-Sep-20	30-Sep-21	30-Sep-20	30-Sep-21	30-Sep-20
Boston	94.7%	98.7%	87.3%	87.5%	92.2%	95.0%
Los Angeles	83.4%	96.7%	—%	—%	83.4%	96.7%
New York	94.3%	94.2%	77.1%	76.5%	90.7%	90.5%
San Francisco	92.1%	95.8%	74.0%	78.7%	87.3%	91.4%
Seattle [2]	—%	N/A	—%	N/A	—%	N/A
Washington, DC	84.3%	84.6%	86.5%	83.9%	85.6%	84.2%
Total Portfolio	92.0%	95.1%	83.5%	83.3%	89.2%	91.2%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2The Company entered the Seattle market on September 1, 2021. Therefore, there is no occupancy information provided for prior periods.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q3 2021
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,918,725
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	10,550,000
Outstanding Principal	13,468,725
Discount on Unsecured Senior Notes	(17,581)
Deferred Financing Costs, Net	(72,794)
Consolidated Debt	$13,378,350
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	$618,725
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,918,725
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
11 Year Unsecured Senior Notes [2]	February 1, 2023	3.95%	3.85%	$1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$10,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [3]
Common Stock	156,206	156,206	$16,924,920
Common Operating Partnership Units	17,477	17,477	1,893,633
Total Equity		173,683	$18,818,553

Consolidated Debt (A)			$13,378,350
Add: BXP’s share of unconsolidated joint venture debt [4]			1,289,582
Less: Partners’ share of consolidated debt [5]			1,190,479
BXP’s Share of Debt [6] (B)			$13,477,453

Consolidated Market Capitalization (C)			$32,196,903
BXP’s Share of Market Capitalization [6] (D)			$32,296,006
Consolidated Debt/Consolidated Market Capitalization (A÷C)			41.55%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [6] (B÷D)			41.73%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2On October 15, 2021, the Company redeemed these bonds in full at par plus accrued and unpaid interest and an early redemption premium.
3Values are based on the September 30, 2021 closing price of $108.35 per share of BXP common stock.
4Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.
5Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
6See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q3 2021
Debt analysis [1]
as of September 30, 2021
(dollars in thousands)

2021	2022	2023 [2]	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at September 30, 2021	Letters of Credit	Remaining Capacity at September 30, 2021
Unsecured Line of Credit	$1,500,000	$—	$6,348	$1,493,652

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Unsecured Debt	78.33%	3.40%	3.48%	6.3
Secured Debt	21.67%	3.71%	3.89%	4.6
Consolidated Debt	100.00%	3.47%	3.57%	5.9

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [3]	Maturity (years)
Floating Rate Debt	—%	—%	—%	—
Fixed Rate Debt	100.00%	3.47%	3.57%	5.9
Consolidated Debt	100.00%	3.47%	3.57%	5.9

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.
2On October 15, 2021, the Company redeemed $1.0 billion of its 3.85% unsecured senior notes, which were scheduled to mature in February 2023, at par plus accrued and unpaid interest and an early redemption premium.
3The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2021
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2021 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	47.0%	43.7%
Secured Debt/Total Assets	Less than 50%	13.8%	12.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.00	4.00
Unencumbered Assets/ Unsecured Debt	Greater than 150%	229.8%	250.9%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2021
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-21	30-Jun-21
Net income attributable to Boston Properties, Inc.	$108,297	$111,703
Add:
Noncontrolling interest - common units of the Operating Partnership	11,982	12,383
Noncontrolling interest in property partnerships	18,971	17,164
Net income	139,250	141,250
Add:
Interest expense	105,794	106,319
Depreciation and amortization expense	179,412	183,838
Less:
Gains on sales of real estate	348	7,756
Loss from unconsolidated joint ventures	(5,597)	(1,373)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	24,121	25,375
EBITDAre [1]	453,826	450,399
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	47,740	46,222
BXP’s Share of EBITDAre [1] (A)	406,086	404,177
Add:
Stock-based compensation expense	8,440	13,993
BXP’s Share of straight-line ground rent expense adjustment [1]	996	698
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,379	(132)
Less:
BXP’s Share of straight-line rent [1]	35,811	30,855
BXP’s Share of fair value lease revenue [1]	1,793	1,193
BXP’s Share of EBITDAre – cash [1]	$381,297	$386,688

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,624,344	$1,616,708

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-21	30-Jun-21
Consolidated debt	$13,378,350	$12,536,065
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	1,002,728	557,307
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	12,375,622	11,978,758
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,289,582	1,190,473
Partners’ share of cash and cash equivalents from consolidated joint ventures	123,115	143,868
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	95,224	90,535
Partners’ share of consolidated joint venture debt [3]	1,190,479	1,191,879
BXP’s Share of Net Debt [1] (B)	$12,502,616	$12,030,685

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.70	7.44

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2021, see pages 33 and 60.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2021, see pages 31 and 58.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2021
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-21	30-Jun-21
BXP’s Share of interest expense [1]	$105,713	$105,772
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,587	3,673
Adjusted interest expense excluding capitalized interest (A)	100,680	100,653
Add:
BXP’s Share of capitalized interest [1]	12,375	14,066
Adjusted interest expense including capitalized interest (B)	$113,055	$114,719

BXP’s Share of EBITDAre – cash [1,2] (C)	$381,297	$386,688

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	3.79	3.84
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.37	3.37

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-21	30-Jun-21
BXP’s Share of interest expense [1]	$105,713	$105,772
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,587	3,673
Add:
BXP’s Share of capitalized interest [1]	12,375	14,066
BXP’s Share of maintenance capital expenditures [1]	16,800	22,145
Hotel improvements, equipment upgrades and replacements	3	3
Total Fixed Charges (A)	$129,858	$136,867

BXP’s Share of EBITDAre – cash [1,2] (B)	$381,297	$386,688
Fixed Charge Coverage Ratio (B÷A)	2.94	2.83

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q3 2021
Consolidated joint ventures
d
as of September 30, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,194,362		$2,271,290	$5,465,652
Cash and cash equivalents	131,645		156,570	288,215
Other assets	298,996		355,626	654,622
Total assets	$3,625,003		$2,783,486	$6,408,489

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,280,110		$618,556	$2,898,666
Other liabilities	90,500		98,792	189,292
Total liabilities	2,370,610		717,348	3,087,958
Equity:
Boston Properties, Inc.	754,187		838,127	1,592,314
Noncontrolling interests	500,206		1,228,011	1,728,217	[2]
Total equity	1,254,393		2,066,138	3,320,531
Total liabilities and equity	$3,625,003		$2,783,486	$6,408,489

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$52,658		$70,457	$123,115

Partners’ share of consolidated debt [3]	$912,128	[4]	$278,351	$1,190,479

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q3 2021
Consolidated joint ventures (continued)
for the three months ended September 30, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$75,286	$92,357		$167,643
Straight-line rent	1,864	6,549		8,413
Fair value lease revenue	(28)	81		53
Termination income	—	22		22
Total lease revenue	77,122	99,009		176,131
Parking and other	—	1,198		1,198
Insurance proceeds	—	2,241	[2]	2,241
Total rental revenue [3]	77,122	102,448		179,570
Expenses
Operating	29,107	33,569		62,676
Restoration expenses related to insurance claim	—	2,241	[2]	2,241
Total expenses	29,107	35,810		64,917

Net Operating Income (NOI)	48,015	66,638		114,653

Other income (expense)
Development and management services revenue	—	4		4
Interest and other income	—	90		90
Interest expense	(21,324)	(7,712)		(29,036)
Depreciation and amortization expense	(15,751)	(22,246)		(37,997)
General and administrative expense	(89)	(61)		(150)
Total other income (expense)	(37,164)	(29,925)		(67,089)
Net income	$10,851	$36,713		$47,564

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$10,851	$36,713	$47,564
Add: Depreciation and amortization expense	15,751	22,246	37,997
Entity FFO	$26,602	$58,959	$85,561

Partners’ NCI [4]	$3,406	$15,565	$18,971
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	6,595	10,178	16,773
Partners’ share FFO [4]	$10,001	$25,743	$35,744

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,445	$21,148	$28,593
Depreciation and amortization expense - BXP’s basis difference	60	389	449
BXP’s share of depreciation and amortization expense	9,096	11,679	20,775
BXP’s share of FFO	$16,601	$33,216	$49,817
_____________
1 Lease revenue includes recoveries from tenants and service income from tenants.
2 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2021
Unconsolidated joint ventures [1]

as of September 30, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	56,714	147,791	September 5, 2023	1.59%	1.81%
Podium	50.00%	48,970	86,884	September 6, 2023	2.34%	2.50%
Hub50House	50.00%	47,934	88,085	April 19, 2022	2.08%	2.37%
Hotel Air Rights	50.00%	11,402	—	—	—%	—%
1265 Main Street	50.00%	3,855	18,204	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	155,679	163,899	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	230,535	274,699	August 9, 2027	3.56%	3.58%
Beach Cities Media Center	50.00%	27,124	—	—	—%	—%
New York
Dock 72 [3]	50.00%	29,230	97,617	December 18, 2023	3.10%	3.32%
3 Hudson Boulevard [4]	25.00%	116,537	19,972	July 13, 2023	3.59%	3.67%
San Francisco
Platform 16	55.00%	108,098	—	—	—%	—%
Gateway Commons [5]	50.00%	328,367	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	72,570	83,570	September 1, 2026	2.35%	2.50%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	59,734	102,933	April 26, 2023	1.34%	1.88%
1001 6th Street	50.00%	42,669	—	—	—%	—%
Market Square North	50.00%	(1,917)	62,076	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	34,104	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(7,700)	31,470	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,390)	54,318	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(14,568)	58,064	July 7, 2022	5.40%	6.90%
		1,336,947
Investments with deficit balances reflected within Other Liabilities		36,575
Investments in Unconsolidated Joint Ventures		$1,373,522
Mortgage/Construction Loans Payable, Net			$1,289,582

Q3 2021
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	57.93%	2.43%	2.78%	2.2
Fixed Rate Debt	42.07%	3.76%	3.84%	4.9
Total Debt	100.00%	2.99%	3.22%	3.3

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 The property includes net equity balances from the amenity joint venture.
4 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
5 As a result of the partner’s deferred contribution, the Company owned an approximately 52% interest in the joint venture at September 30, 2021. Future development projects will be owned 49% by the Company and 51% by its partner.

Q3 2021
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$11,786	$28,191		$3,621	$11,869		$2,336	$21,656		$79,459
Straight-line rent	763	4,375		181	376		188	(420)		5,463
Fair value lease revenue	—	337		—	40		385	—		762
Termination income	—	(34)		—	—		—	—		(34)
Total lease revenue	12,549	32,869		3,802	12,285		2,909	21,236		85,650
Parking and other	12	2,438		—	1		127	1,436		4,014
Total rental revenue [3]	12,561	35,307		3,802	12,286		3,036	22,672		89,664
Expenses
Operating	5,632	12,847		3,897	5,084		1,042	11,666		40,168
Net operating income/(loss)	6,929	22,460		(95)	7,202		1,994	11,006		49,496

Other income/(expense)
Development and management services revenue	—	—		338	—		—	—		338
Interest and other income	—	5		—	2		—	—		7
Interest expense	(2,699)	(12,002)		(2,926)	(3)		(516)	(9,373)		(27,519)
Depreciation and amortization expense	(5,001)	(12,596)		(2,744)	(5,852)		(1,690)	(8,153)		(36,036)
General and administrative expense	(19)	(113)		—	(2)		—	(76)		(210)
Total other income/(expense)	(7,719)	(24,706)		(5,332)	(5,855)		(2,206)	(17,602)		(63,420)
Net income/(loss)	$(790)	$(2,246)		$(5,427)	$1,347		$(212)	$(6,596)		$(13,924)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$(395)	$(1,395)		$(2,263)	$684		$(71)	$(1,051)	[4]	$(4,491)
Basis differential
Straight-line rent	$—	$91	[5]	$—	$7	[6]	$—	$—		$98
Fair value lease revenue	—	301	[5]	—	(227)	[6]	—	—		74
Termination income	—	—		—	—		—	—		—
Depreciation and amortization expense	(23)	(1,035)	[5]	376	(525)	[6]	—	(71)		(1,278)
Total basis differential [7]	(23)	(643)	[5]	376	(745)	[6]	—	(71)		(1,106)
Income/(loss) from unconsolidated joint ventures	(418)	(2,038)		(1,887)	(61)		(71)	(1,122)	[4]	(5,597)
Add:
BXP’s share of depreciation and amortization expense	2,523	7,712		996	3,347		569	2,656	[4]	17,803
BXP’s share of FFO	$2,105	$5,674		$(891)	$3,286		$498	$1,534		$12,206

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
6 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2021
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	450,816	418,244	22,943,525	54.86	22,954,995	54.88	1.10%	[4]
2022	2,748,107	2,327,158	146,299,839	62.87	148,069,494	63.63	6.14%
2023	2,333,407	2,030,012	138,278,012	68.12	142,984,579	70.44	5.35%
2024	3,764,669	3,350,013	211,659,459	63.18	215,723,016	64.39	8.83%
2025	2,616,276	2,397,116	158,057,663	65.94	165,262,247	68.94	6.32%
2026	3,252,170	2,671,862	200,026,843	74.86	215,174,893	80.53	7.05%
2027	2,280,559	2,049,459	134,318,623	65.54	146,413,025	71.44	5.40%
2028	2,974,055	2,415,562	167,809,820	69.47	188,816,441	78.17	6.37%
2029	2,726,136	2,379,579	166,333,504	69.90	190,385,153	80.01	6.28%
2030	2,307,411	2,222,765	164,034,467	73.80	184,107,373	82.83	5.86%
Thereafter	13,303,609	10,735,552	859,738,518	80.08	1,057,005,125	98.46	28.31%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	165,332	164,409	5,225,208	31.78	5,233,307	31.83	7.17%
2022	141,001	137,754	11,142,985	80.89	11,163,510	81.04	6.01%
2023	145,164	143,986	8,521,067	59.18	8,541,243	59.32	6.28%
2024	160,598	152,116	15,059,685	99.00	15,983,184	105.07	6.64%
2025	99,599	86,503	6,731,072	77.81	6,895,301	79.71	3.77%
2026	116,327	104,312	17,584,089	168.57	18,696,589	179.24	4.55%
2027	118,989	108,573	13,326,199	122.74	14,456,063	133.15	4.74%
2028	64,504	61,228	7,891,133	128.88	8,772,245	143.27	2.67%
2029	131,892	108,592	10,615,121	97.75	12,119,676	111.61	4.74%
2030	196,925	159,036	11,260,483	70.80	12,433,629	78.18	6.94%
Thereafter	616,949	466,872	58,475,282	125.25	76,195,652	163.20	20.37%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	616,148	582,653	28,168,733	48.35	28,188,302	48.38	1.45%	[4]
2022	2,889,108	2,464,912	157,442,824	63.87	159,233,004	64.60	6.13%
2023	2,478,571	2,173,998	146,799,079	67.52	151,525,822	69.70	5.41%
2024	3,925,267	3,502,129	226,719,144	64.74	231,706,200	66.16	8.71%
2025	2,715,875	2,483,619	164,788,735	66.35	172,157,548	69.32	6.18%
2026	3,368,497	2,776,174	217,610,932	78.39	233,871,482	84.24	6.90%
2027	2,399,548	2,158,032	147,644,822	68.42	160,869,088	74.54	5.37%
2028	3,038,559	2,476,790	175,700,953	70.94	197,588,686	79.78	6.16%
2029	2,858,028	2,488,171	176,948,625	71.12	202,504,829	81.39	6.19%
2030	2,504,336	2,381,801	175,294,950	73.60	196,541,002	82.52	5.92%
Thereafter	13,920,558	11,202,424	918,213,800	81.97	1,133,200,777	101.16	27.86%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	87,080	77,994	4,604,081	59.03	4,604,081	59.03	[4]
2022	978,601	919,950	45,135,419	49.06	47,854,886	52.02
2023	886,699	793,584	46,766,132	58.93	47,729,745	60.14
2024	924,148	893,885	48,961,756	54.77	50,787,317	56.82
2025	1,090,656	1,071,543	61,462,433	57.36	63,834,354	59.57
2026	830,183	798,872	51,214,928	64.11	55,490,913	69.46
2027	699,412	691,612	39,653,992	57.34	43,505,628	62.90
2028	1,153,153	1,153,153	71,354,143	61.88	76,938,147	66.72
2029	739,810	643,831	33,391,460	51.86	38,579,037	59.92
2030	1,273,120	1,266,447	80,717,450	63.74	89,260,192	70.48
Thereafter	4,433,965	3,543,617	257,072,317	72.55	319,702,090	90.22

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	147,826	147,824	3,230,684	21.85	3,230,684	21.85
2022	28,581	28,266	3,250,422	114.99	3,267,024	115.58
2023	44,835	44,835	2,915,945	65.04	2,897,131	64.62
2024	81,404	81,404	5,745,683	70.58	5,788,884	71.11
2025	38,874	38,874	3,068,810	78.94	3,188,667	82.03
2026	25,338	25,338	5,369,115	211.90	5,607,785	221.32
2027	73,941	67,627	10,613,909	156.95	11,454,255	169.37
2028	45,230	45,230	6,757,449	149.40	7,519,806	166.26
2029	56,791	55,441	7,250,507	130.78	7,929,990	143.03
2030	88,800	54,405	5,234,677	96.22	5,686,340	104.52
Thereafter	149,758	109,648	7,989,703	72.87	9,375,920	85.51

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	234,906	225,818	7,834,765	34.70	7,834,765	34.70	[4]
2022	1,007,182	948,216	48,385,841	51.03	51,121,910	53.91
2023	931,534	838,419	49,682,077	59.26	50,626,876	60.38
2024	1,005,552	975,289	54,707,439	56.09	56,576,201	58.01
2025	1,129,530	1,110,417	64,531,243	58.11	67,023,021	60.36
2026	855,521	824,210	56,584,043	68.65	61,098,698	74.13
2027	773,353	759,239	50,267,901	66.21	54,959,883	72.39
2028	1,198,383	1,198,383	78,111,592	65.18	84,457,953	70.48
2029	796,601	699,272	40,641,967	58.12	46,509,027	66.51
2030	1,361,920	1,320,852	85,952,127	65.07	94,946,532	71.88
Thereafter	4,583,723	3,653,265	265,062,020	72.55	329,078,010	90.08
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	13,017	13,017	663,519	50.97	663,519	50.97	[4]
Q4 2021	74,063	64,977	3,940,562	60.65	3,940,562	60.65
Total 2021	87,080	77,994	4,604,081	59.03	4,604,081	59.03

Q1 2022	132,698	125,909	6,792,179	53.95	6,815,914	54.13
Q2 2022	145,683	145,652	6,621,742	45.46	6,621,742	45.46
Q3 2022	157,250	154,518	7,640,339	49.45	7,650,622	49.51
Q4 2022	542,970	493,872	24,081,159	48.76	26,766,607	54.20
Total 2022	978,601	919,950	45,135,419	49.06	47,854,886	52.02

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	147,826	147,824	3,230,684	21.85	3,230,684	21.85
Total 2021	147,826	147,824	3,230,684	21.85	3,230,684	21.85

Q1 2022	7,783	7,468	1,264,402	169.31	1,269,682	170.02
Q2 2022	9,287	9,287	993,050	106.93	993,050	106.93
Q3 2022	11,511	11,511	992,970	86.26	1,004,292	87.25
Q4 2022	—	—	—	—	—	—
Total 2022	28,581	28,266	3,250,422	114.99	3,267,024	115.58

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	13,017	13,017	663,519	50.97	663,519	50.97	[4]
Q4 2021	221,889	212,801	7,171,246	33.70	7,171,246	33.70
Total 2021	234,906	225,818	7,834,765	34.70	7,834,765	34.70

Q1 2022	140,481	133,377	8,056,581	60.40	8,085,596	60.62
Q2 2022	154,970	154,939	7,614,792	49.15	7,614,792	49.15
Q3 2022	168,761	166,029	8,633,309	52.00	8,654,914	52.13
Q4 2022	542,970	493,872	24,081,159	48.76	26,766,607	54.20
Total 2022	1,007,182	948,216	48,385,841	51.03	51,121,910	53.91
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	48,415	26,343	1,912,906	72.62	1,955,333	74.23
2023	94,066	51,736	3,041,149	58.78	3,128,031	60.46
2024	132,131	72,672	4,690,189	64.54	5,020,644	69.09
2025	11,419	6,280	436,167	69.45	531,045	84.56
2026	449,690	247,330	16,716,180	67.59	19,088,070	77.18
2027	—	—	—	—	—	—
2028	301,388	155,984	11,296,162	72.42	14,447,571	92.62
2029	350,483	175,242	12,758,567	72.81	14,961,852	85.38
2030	—	—	—	—	—	—
Thereafter	418,223	209,112	14,366,673	68.70	22,727,242	108.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	1,405	703	47,202	67.19	48,242	68.67
2024	4,333	2,283	119,657	52.41	133,590	58.51
2025	17,218	9,381	569,073	60.66	562,833	59.99
2026	5,827	3,205	317,106	98.95	352,914	110.12
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.26	403,348	138.80
Thereafter	17,993	8,997	480,894	53.45	605,585	67.31

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	48,415	26,343	1,912,906	72.62	1,955,333	74.23
2023	95,471	52,439	3,088,351	58.89	3,176,273	60.57
2024	136,464	74,955	4,809,846	64.17	5,154,234	68.76
2025	28,637	15,661	1,005,240	64.19	1,093,878	69.85
2026	455,517	250,535	17,033,286	67.99	19,440,984	77.60
2027	—	—	—	—	—	—
2028	301,388	155,984	11,296,162	72.42	14,447,571	92.62
2029	388,601	196,207	13,985,143	71.28	16,341,377	83.29
2030	5,283	2,906	323,316	111.26	403,348	138.80
Thereafter	436,216	218,109	14,847,567	68.07	23,332,827	106.98
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2021
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	1,809	995	77,991	78.38	77,991	78.38
Q2 2022	18,031	9,917	682,902	68.86	682,902	68.86
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.18
Total 2022	48,415	26,343	1,912,906	72.62	1,955,333	74.23

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	1,809	995	77,991	78.38	77,991	78.38
Q2 2022	18,031	9,917	682,902	68.86	682,902	68.86
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	911,547	72.45	945,855	75.18
Total 2022	48,415	26,343	1,912,906	72.62	1,955,333	74.23
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2021
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	87,527	77,013	5,359,232	69.59	5,359,232	69.59	[4]
2022	661,152	539,011	46,288,428	85.88	44,681,726	82.90
2023	378,593	290,409	28,772,212	99.07	30,428,532	104.78
2024	1,306,941	1,062,928	73,247,305	68.91	72,849,307	68.54
2025	589,995	524,535	43,858,522	83.61	44,491,953	84.82
2026	734,286	540,759	46,460,722	85.92	47,660,822	88.14
2027	476,235	396,094	29,180,257	73.67	30,621,594	77.31
2028	273,412	251,366	22,787,065	90.65	24,376,497	96.98
2029	654,531	624,752	63,674,583	101.92	69,139,065	110.67
2030	621,349	588,092	52,755,528	89.71	57,504,679	97.78
Thereafter	4,053,343	3,029,902	289,622,770	95.59	349,387,667	115.31

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	2,562	1,823	1,304,362	715.42	1,304,362	715.42
2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18
2023	—	—	—	—	—	—
2024	11,244	8,623	5,718,772	663.18	6,302,246	730.85
2025	—	—	—	—	—	—
2026	22,954	19,030	7,931,903	416.81	8,486,615	445.96
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	695,362	221.81	826,001	263.48
2030	2,895	2,053	804,550	391.97	954,533	465.04
Thereafter	285,969	206,690	45,788,021	221.53	58,788,408	284.43

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	90,089	78,836	6,663,594	84.52	6,663,594	84.52	[4]
2022	688,245	566,033	50,302,873	88.87	48,712,911	86.06
2023	378,593	290,409	28,772,212	99.07	30,428,532	104.78
2024	1,318,185	1,071,551	78,966,077	73.69	79,151,553	73.87
2025	589,995	524,535	43,858,522	83.61	44,491,953	84.82
2026	757,240	559,789	54,392,625	97.17	56,147,437	100.30
2027	476,235	396,094	29,180,257	73.67	30,621,594	77.31
2028	273,412	251,366	22,787,065	90.65	24,376,497	96.98
2029	657,666	627,887	64,369,945	102.52	69,965,066	111.43
2030	624,244	590,145	53,560,078	90.76	58,459,212	99.06
Thereafter	4,339,312	3,236,592	335,410,791	103.63	408,176,075	126.11
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	5,394	5,394	286,473	53.11	286,473	53.11	[4]
Q4 2021	82,133	71,619	5,072,759	70.83	5,072,759	70.83
Total 2021	87,527	77,013	5,359,232	69.59	5,359,232	69.59

Q1 2022	85,426	69,778	6,681,377	95.75	6,704,490	96.08
Q2 2022	75,077	59,431	4,894,500	82.36	4,802,500	80.81
Q3 2022	360,550	269,703	24,501,688	90.85	24,530,220	90.95
Q4 2022	140,099	140,099	10,210,864	72.88	8,644,516	61.70
Total 2022	661,152	539,011	46,288,428	85.88	44,681,726	82.90

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	2,562	1,823	1,304,362	715.42	1,304,362	715.42
Total 2021	2,562	1,823	1,304,362	715.42	1,304,362	715.42

Q1 2022	—	—	—	—	—	—
Q2 2022	178	107	540	5.06	17,280	161.80
Q3 2022	26,915	26,915	4,013,905	149.13	4,013,905	149.13
Q4 2022	—	—	—	—	—	—
Total 2022	27,093	27,022	4,014,445	148.56	4,031,185	149.18

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	5,394	5,394	286,473	53.11	286,473	53.11	[4]
Q4 2021	84,695	73,442	6,377,121	86.83	6,377,121	86.83
Total 2021	90,089	78,836	6,663,594	84.52	6,663,594	84.52

Q1 2022	85,426	69,778	6,681,377	95.75	6,704,490	96.08
Q2 2022	75,255	59,538	4,895,040	82.22	4,819,780	80.95
Q3 2022	387,465	296,618	28,515,593	96.14	28,544,125	96.23
Q4 2022	140,099	140,099	10,210,864	72.88	8,644,516	61.70
Total 2022	688,245	566,033	50,302,873	88.87	48,712,911	86.06
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	125,377	120,652	7,762,431	64.34	7,762,431	64.34	[4]
2022	621,750	498,856	34,096,590	68.35	34,484,480	69.13
2023	651,916	594,739	45,484,895	76.48	46,962,796	78.96
2024	703,489	660,649	45,960,414	69.57	46,460,123	70.32
2025	493,849	484,105	39,745,416	82.10	42,933,472	88.69
2026	645,462	558,013	48,864,439	87.57	53,057,255	95.08
2027	456,486	453,163	39,968,857	88.20	44,777,789	98.81
2028	524,953	512,697	44,058,729	85.94	52,019,070	101.46
2029	259,888	241,604	22,942,488	94.96	27,549,384	114.03
2030	269,363	267,319	24,962,008	93.38	30,440,253	113.87
Thereafter	1,607,052	1,592,730	153,285,071	96.24	180,898,677	113.58

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,515	5,515	365,170	66.21	366,083	66.38
2022	29,454	29,454	1,275,496	43.30	1,263,784	42.91
2023	34,090	34,090	2,096,502	61.50	2,115,406	62.05
2024	7,175	7,175	13,094	1.82	276,534	38.54
2025	26,569	26,569	2,109,751	79.41	2,138,485	80.49
2026	12,928	12,928	905,161	70.02	1,067,266	82.55
2027	11,209	11,209	707,793	63.15	738,593	65.89
2028	9,722	9,722	634,175	65.23	717,460	73.80
2029	9,944	9,944	607,869	61.13	834,560	83.93
2030	4,590	4,590	573,682	124.99	689,714	150.26
Thereafter	45,578	45,578	1,726,790	37.89	3,050,797	66.94

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	130,892	126,167	8,127,601	$64.42	8,128,514	64.43	[4]
2022	651,204	528,310	35,372,086	66.95	35,748,264	67.67
2023	686,006	628,829	47,581,397	75.67	49,078,202	78.05
2024	710,664	667,824	45,973,508	68.84	46,736,657	69.98
2025	520,418	510,674	41,855,167	81.96	45,071,957	88.26
2026	658,390	570,941	49,769,600	87.17	54,124,521	94.80
2027	467,695	464,372	40,676,650	87.59	45,516,382	98.02
2028	534,675	522,419	44,692,904	85.55	52,736,530	100.95
2029	269,832	251,548	23,550,357	93.62	28,383,944	112.84
2030	273,953	271,909	25,535,690	93.91	31,129,967	114.49
Thereafter	1,652,630	1,638,308	155,011,861	94.62	183,949,474	112.28
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	1,885	1,885	168,876	89.59	168,876	89.59	[4]
Q4 2021	123,492	118,767	7,593,555	63.94	7,593,555	63.94
Total 2021	125,377	120,652	7,762,431	64.34	7,762,431	64.34

Q1 2022	89,738	88,709	7,010,809	79.03	7,041,014	79.37
Q2 2022	315,457	202,800	12,098,071	59.66	12,186,058	60.09
Q3 2022	130,583	127,075	9,768,714	76.87	9,947,713	78.28
Q4 2022	85,972	80,272	5,218,996	65.02	5,309,694	66.15
Total 2022	621,750	498,856	34,096,590	68.35	34,484,480	69.13

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	5,515	5,515	365,170	66.21	366,083	66.38
Total 2021	5,515	5,515	365,170	66.21	366,083	66.38

Q1 2022	4,816	4,816	172,375	35.79	172,375	35.79
Q2 2022	—	—	—	—	—	—
Q3 2022	1,834	1,834	105,608	57.58	105,608	57.58
Q4 2022	22,804	22,804	997,513	43.74	985,801	43.23
Total 2022	29,454	29,454	1,275,496	43.30	1,263,784	42.91

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	1,885	1,885	168,876	89.59	168,876	89.59	[4]
Q4 2021	129,007	124,282	7,958,725	64.04	7,959,638	64.04
Total 2021	130,892	126,167	8,127,601	64.42	8,128,514	64.43

Q1 2022	94,554	93,525	7,183,184	76.80	7,213,389	77.13
Q2 2022	315,457	202,800	12,098,071	59.66	12,186,058	60.09
Q3 2022	132,417	128,909	9,874,322	76.60	10,053,321	77.99
Q4 2022	108,776	103,076	6,216,509	60.31	6,295,495	61.08
Total 2022	651,204	528,310	35,372,086	66.95	35,748,264	67.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	142,730	139,857	5,076,781	36.30	5,088,251	36.38	[4]
2022	370,574	320,232	17,799,044	55.58	18,020,960	56.27
2023	301,647	292,646	13,895,080	47.48	14,406,763	49.23
2024	662,957	648,093	38,636,497	59.62	40,434,598	62.39
2025	410,503	303,968	12,184,744	40.09	13,141,380	43.23
2026	592,549	526,888	36,770,574	69.79	39,877,833	75.69
2027	648,426	508,590	25,515,517	50.17	27,508,014	54.09
2028	213,790	171,534	10,650,077	62.09	12,175,507	70.98
2029	721,424	694,150	33,566,406	48.36	40,155,815	57.85
2030	143,579	100,907	5,599,481	55.49	6,902,249	68.40
Thereafter	2,766,159	2,351,818	145,037,577	61.67	183,791,575	78.15

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	9,155	9,155	320,933	35.06	328,119	35.84
2022	55,873	53,012	2,602,622	49.09	2,601,517	49.07
2023	64,834	64,358	3,461,418	53.78	3,480,464	54.08
2024	55,402	52,281	3,456,176	66.11	3,475,627	66.48
2025	16,938	11,679	983,438	84.21	1,005,316	86.08
2026	45,594	42,570	2,965,369	69.66	3,086,574	72.51
2027	33,839	29,737	2,004,497	67.41	2,263,215	76.11
2028	9,552	6,276	499,509	79.59	534,979	85.24
2029	23,904	19,107	834,807	43.69	1,149,600	60.17
2030	95,357	95,082	4,324,258	45.48	4,699,694	49.43
Thereafter	117,651	95,959	2,489,874	25.95	4,374,942	45.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	151,885	149,012	5,397,714	36.22	5,416,370	36.35	[4]
2022	426,447	373,244	20,401,666	54.66	20,622,477	55.25
2023	366,481	357,004	17,356,498	48.62	17,887,227	50.10
2024	718,359	700,374	42,092,673	60.10	43,910,225	62.70
2025	427,441	315,647	13,168,182	41.72	14,146,696	44.82
2026	638,143	569,458	39,735,943	69.78	42,964,407	75.45
2027	682,265	538,327	27,520,014	51.12	29,771,229	55.30
2028	223,342	177,810	11,149,586	62.71	12,710,486	71.48
2029	745,328	713,257	34,401,213	48.23	41,305,415	57.91
2030	238,936	195,989	9,923,739	50.63	11,601,943	59.20
Thereafter	2,883,810	2,447,777	147,527,451	60.27	188,166,517	76.87
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	81,340	81,340	3,168,545	38.95	3,180,015	39.10	[4]
Q4 2021	61,390	58,517	1,908,236	32.61	1,908,236	32.61
Total 2021	142,730	139,857	5,076,781	36.30	5,088,251	36.38

Q1 2022	75,705	49,546	2,942,362	59.39	2,949,459	59.53
Q2 2022	100,941	100,941	4,592,424	45.50	4,592,424	45.50
Q3 2022	84,529	60,346	4,005,570	66.38	4,066,042	67.38
Q4 2022	109,399	109,399	6,258,688	57.21	6,413,035	58.62
Total 2022	370,574	320,232	17,799,044	55.58	18,020,960	56.27

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	9,155	9,155	320,933	35.06	328,119	35.84
Total 2021	9,155	9,155	320,933	35.06	328,119	35.84

Q1 2022	11,519	11,519	510,996	44.36	511,555	44.41
Q2 2022	18,737	16,510	639,533	38.74	643,067	38.95
Q3 2022	2,816	2,816	207,350	73.63	207,350	73.63
Q4 2022	22,801	22,167	1,244,743	56.15	1,239,544	55.92
Total 2022	55,873	53,012	2,602,622	49.09	2,601,517	49.07

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	81,340	81,340	3,168,545	38.95	3,180,015	39.10	[4]
Q4 2021	70,545	67,672	2,229,169	32.94	2,236,355	33.05
Total 2021	151,885	149,012	5,397,714	36.22	5,416,370	36.35

Q1 2022	87,224	61,065	3,453,358	56.55	3,461,014	56.68
Q2 2022	119,678	117,451	5,231,957	44.55	5,235,491	44.58
Q3 2022	87,345	63,162	4,212,920	66.70	4,273,392	67.66
Q4 2022	132,200	131,566	7,503,431	57.03	7,652,579	58.17
Total 2022	426,447	373,244	20,401,666	54.66	20,622,477	55.25
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - CBD properties [1,2,3]
as of September 30, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	187,478	178,390	5,904,037	33.10	5,904,037	33.10	[4]
2022	310,178	251,212	18,830,141	74.96	18,980,609	75.56
2023	573,793	480,678	33,958,267	70.65	34,453,122	71.68
2024	459,384	429,121	28,891,847	67.33	29,641,174	69.07
2025	341,017	321,904	25,092,828	77.95	26,304,501	81.72
2026	621,839	590,528	44,763,343	75.80	47,030,686	79.64
2027	416,801	402,686	34,972,407	86.85	37,673,067	93.55
2028	942,650	942,650	67,212,015	71.30	72,706,003	77.13
2029	506,029	408,700	30,095,585	73.64	33,857,834	82.84
2030	1,280,982	1,239,914	82,363,331	66.43	90,799,189	73.23
Thereafter	3,897,217	3,024,243	232,838,010	76.99	294,731,925	97.46

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	48,415	26,343	1,912,906	72.61	1,955,333	74.22
2023	95,471	52,439	3,088,351	58.89	3,176,272	60.57
2024	136,464	74,955	4,809,846	64.17	5,154,234	68.76
2025	28,637	15,662	1,005,240	64.18	1,093,878	69.84
2026	455,517	250,534	17,033,287	67.99	19,440,984	77.60
2027	—	—	—	—	—	—
2028	301,388	155,984	11,296,162	72.42	14,447,571	92.62
2029	388,601	196,206	13,985,143	71.28	16,341,378	83.29
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	436,216	218,108	14,847,567	68.07	23,332,828	106.98

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	46,237	34,985	5,458,007	156.01	5,458,007	156.01	[4]
2022	575,054	452,842	45,955,847	101.48	44,356,135	97.95
2023	332,074	243,890	27,032,605	110.84	28,667,300	117.54
2024	825,580	578,946	60,152,572	103.9	60,046,947	103.72
2025	364,256	298,796	34,952,167	116.98	35,239,667	117.94
2026	520,274	322,823	44,597,051	138.15	45,828,086	141.96
2027	256,729	176,588	21,178,510	119.93	22,082,267	125.05
2028	216,656	194,610	20,521,604	105.45	21,940,767	112.74
2029	601,873	572,094	62,224,223	108.77	67,557,807	118.09
2030	577,070	542,971	51,965,548	95.71	56,496,174	104.05
Thereafter	4,138,296	3,035,576	327,405,355	107.86	399,603,697	131.64

Q3 2021
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2021

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	29,600	29,600	2,404,844	81.24	2,405,757	81.28	[4]
2022	354,840	354,840	26,402,005	74.41	26,616,146	75.01
2023	386,183	386,183	31,665,476	82.00	32,771,072	84.86
2024	518,196	518,196	38,362,427	74.03	38,856,187	74.98
2025	306,704	306,704	26,274,778	85.67	28,361,632	92.47
2026	483,491	483,491	42,061,716	87.00	45,764,009	94.65
2027	378,708	378,708	35,192,353	92.93	39,136,752	103.34
2028	510,163	510,163	44,042,998	86.33	51,944,393	101.82
2029	233,264	233,264	22,697,366	97.30	27,321,389	117.13
2030	269,865	269,865	25,421,253	94.20	30,988,574	114.83
Thereafter	1,623,985	1,623,985	154,320,199	95.03	183,029,504	112.70

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,747	2,874	134,217	46.71	134,217	46.71	[4]
2022	173,925	120,722	8,489,066	70.32	8,618,414	71.39
2023	44,785	35,307	2,702,146	76.53	2,780,216	78.74
2024	179,282	161,297	13,258,137	82.20	13,869,913	85.99
2025	168,844	57,050	3,308,692	58.00	3,576,930	62.70
2026	354,193	285,508	27,736,554	97.15	29,961,425	104.94
2027	218,459	74,520	5,643,626	75.73	6,377,121	85.58
2028	169,494	123,962	8,976,724	72.42	10,227,810	82.51
2029	84,769	52,698	3,377,371	64.09	4,152,347	78.79
2030	65,835	22,888	1,665,615	72.77	2,068,794	90.39
Thereafter	1,396,531	960,498	70,567,343	73.47	87,575,536	91.18

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	47,428	47,428	1,930,728	40.71	1,930,728	40.71	[4]
2022	697,004	697,004	29,555,700	42.40	32,141,301	46.11
2023	357,741	357,741	15,723,811	43.95	16,173,754	45.21
2024	546,168	546,168	25,815,592	47.27	26,935,027	49.32
2025	788,513	788,513	39,438,416	50.02	40,718,520	51.64
2026	233,682	233,682	11,820,700	50.58	14,068,012	60.20
2027	356,552	356,552	15,295,494	42.90	17,286,816	48.48
2028	255,733	255,733	10,899,577	42.62	11,751,950	45.95
2029	290,572	290,572	10,546,383	36.30	12,651,194	43.54
2030	80,938	80,938	3,588,796	44.34	4,147,343	51.24
Thereafter	686,506	629,022	32,224,010	51.23	34,346,084	54.60

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	43,852	43,852	1,205,586	27.49	1,205,586	27.49	[4]
2022	113,191	113,191	4,347,026	38.40	4,356,775	38.49
2023	46,519	46,519	1,739,607	37.40	1,761,232	37.86
2024	492,605	492,605	18,813,504	38.19	19,104,606	38.78
2025	225,739	225,739	8,906,355	39.45	9,252,286	40.99
2026	236,966	236,966	9,795,574	41.34	10,319,351	43.55
2027	219,506	219,506	8,001,747	36.45	8,539,327	38.90
2028	56,756	56,756	2,265,461	39.92	2,435,729	42.92
2029	55,793	55,793	2,145,722	38.46	2,407,259	43.15
2030	47,174	47,174	1,594,530	33.80	1,963,038	41.61
Thereafter	201,016	201,016	8,005,436	39.82	8,572,378	42.65

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	101,292	96,567	5,722,757	59.26	5,722,757	59.26	[4]
2022	296,364	173,470	8,970,081	51.71	9,132,118	52.64
2023	299,823	242,646	15,915,921	65.59	16,307,129	67.21
2024	192,468	149,628	7,611,081	50.87	7,880,470	52.67
2025	213,714	203,970	15,580,389	76.39	16,710,325	81.93
2026	174,899	87,450	7,707,883	88.14	8,360,512	95.60
2027	88,987	85,664	5,484,297	64.02	6,379,630	74.47
2028	24,512	12,256	649,906	53.03	792,137	64.63
2029	36,568	18,284	852,991	46.65	1,062,555	58.11
2030	4,088	2,044	114,438	55.99	141,393	69.17
Thereafter	28,645	14,323	691,663	48.29	919,971	64.23

Q3 2021
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2021

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	146,138	146,138	5,263,497	36.02	5,282,153	36.14	[4]
2022	252,522	252,522	11,912,601	47.17	12,004,063	47.54
2023	321,696	321,696	14,654,352	45.55	15,107,011	46.96
2024	539,077	539,077	28,834,536	53.49	30,040,312	55.73
2025	258,597	258,597	9,859,489	38.13	10,569,767	40.87
2026	283,950	283,950	11,999,389	42.26	13,002,983	45.79
2027	463,806	463,806	21,876,388	47.17	23,394,108	50.44
2028	53,848	53,848	2,172,861	40.35	2,482,675	46.11
2029	660,559	660,559	31,023,842	46.97	37,153,068	56.24
2030	173,101	173,101	8,258,125	47.71	9,533,149	55.07
Thereafter	1,487,279	1,487,279	76,960,108	51.75	100,590,981	67.63

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q3 2021
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Angus Kelleher	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Caitlin Burrows	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz / Jonathan Peterson	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Haendel St. Juste	212.205.7860
Morgan Stanley	Ronald Kamden	212.296.8319
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Brent Dilts	212.713.1841
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2021
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2019, 2020 and 2021 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2021
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2021
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2021
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2021
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-21	30-Jun-21
Revenue	$730,056	$713,807
Partners’ share of revenue from consolidated joint ventures (JVs)	(76,953)	(73,473)
BXP’s share of revenue from unconsolidated JVs	43,210	42,939
BXP’s Share of revenue	$696,313	$683,273

Straight-line rent	$36,675	$31,267
Partners’ share of straight-line rent from consolidated JVs	(3,693)	(2,966)
BXP’s share of straight-line rent from unconsolidated JVs	2,829	2,554
BXP’s Share of straight-line rent	$35,811	$30,855

Fair value lease revenue [1]	$1,408	$731
Partners’ share of fair value lease revenue from consolidated JVs [1]	(25)	182
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	410	280
BXP’s Share of fair value lease revenue [1]	$1,793	$1,193

Lease termination income	$1,874	$5,355
Partners’ share of termination income from consolidated JVs	(10)	3
BXP’s share of termination income from unconsolidated JVs	(17)	709
BXP’s Share of termination income	$1,847	$6,067

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$21,266	$17,864
Partners’ share of parking and other revenue from consolidated JVs	(539)	(450)
BXP’s share of parking and other revenue from unconsolidated JVs	1,831	1,751
BXP’s Share of parking and other revenue	$22,558	$19,165

Cash rent abatements and deferrals related to COVID-19	$8,042	$7,754
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	27	(653)
BXP’s share of cash rent abatements and deferrals related to COVID-19 from unconsolidated JVs	(6)	765
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$8,063	$7,866

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Straight-line ground rent expense adjustment [2]	$788	$464
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	208	234
BXP’s Share of straight-line ground rent expense adjustment	$996	$698

Depreciation and amortization	$179,412	$183,838
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(16,773)	(17,113)
BXP’s share of depreciation and amortization from unconsolidated JVs	17,803	15,350
BXP’s Share of depreciation and amortization	$180,442	$182,075

Q3 2021
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	30-Sep-21	30-Jun-21

Lease transaction costs that qualify as rent inducements [3]	$4,090	$826
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(1,078)	(327)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	367	(631)
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$3,379	$(132)

2nd generation tenant improvements and leasing commissions	$28,253	$75,305
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(3,356)	(4,541)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	929	11,712
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$25,826	$82,476

Maintenance capital expenditures [4]	$17,779	$23,851
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(1,171)	(2,086)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	192	380
BXP’s Share of maintenance capital expenditures [3]	$16,800	$22,145

Interest expense	$105,794	$106,319
Partners’ share of interest expense from consolidated JVs	(11,996)	(11,945)
BXP’s share of interest expense from unconsolidated JVs	11,915	11,398
BXP’s Share of interest expense	$105,713	$105,772

Capitalized interest	$11,586	$13,014
Partners’ share of capitalized interest from consolidated JVs	(28)	(13)
BXP’s share of capitalized interest from unconsolidated JVs	817	1,065
BXP’s Share of capitalized interest	$12,375	$14,066

Amortization of financing costs	$3,365	$3,368
Partners’ share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	604	687
BXP’s Share of amortization of financing costs	$3,587	$3,673

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Excludes $(23.0) million of prepaid ground rent expense in connection with the ground lease at Sumner Square located in Washington, DC.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2021
Reconciliations (continued)
for the three months ended September 30, 2021
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$75,286	$92,357		$167,643
Straight-line rent	1,864	6,549		8,413
Fair value lease revenue	(28)	81		53
Termination income	—	22		22
Total lease revenue	77,122	99,009		176,131
Parking and other	—	1,198		1,198
Insurance proceeds	—	2,241	[2]	2,241
Total rental revenue [3]	77,122	102,448		179,570
Expenses
Operating	29,107	33,569		62,676
Restoration expenses related to insurance claim	—	2,241	[2]	2,241
Total expenses	29,107	35,810		64,917

Net Operating Income (NOI)	48,015	66,638		114,653

Other income (expense)
Development and management services revenue	—	4		4
Interest and other income	—	90		90
Interest expense	(21,324)	(7,712)		(29,036)
Depreciation and amortization expense	(15,751)	(22,246)		(37,997)
General and administrative expense	(89)	(61)		(150)
Total other income (expense)	(37,164)	(29,925)		(67,089)
Net income	$10,851	$36,713		$47,564

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,563	$29,237		$47,800
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,452	$37,401		$66,853
Unearned portion of capitalized fees [5]	$183	$2,024		$2,207

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$539		$539
Partners’ share of hedge amortization	$144	$—		$144
Partners’ share of amortization of financing costs	$346	$36		$382
Partners’ share of depreciation and amortization related to capitalized fees	$319	$342		$661
Partners’ share of capitalized interest	$28	$—		$28
Partners’ share of lease transaction costs that qualify as rent inducements	$118	$(1,196)		$(1,078)
Partners’ share of management and other fees	$643	$750		$1,393
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(175)		$(199)
Partners’ share of basis differential interest and other adjustments	$(4)	$39		$35

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,406	$15,565		$18,971
Add:
Partners’ share of interest expense after BXP’s basis differential	8,526	3,470		11,996
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,595	10,178		16,773
Partners’ share of EBITDAre	$18,527	$29,213		$47,740

Q3 2021
Reconciliations (continued)
for the three months ended September 30, 2021
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [4]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [3]	$30,849	$46,102		$76,951
Less: Termination income	—	10		10
Rental revenue (excluding termination income) [3]	30,849	46,092		76,941
Less: Operating expenses (including partners’ share of management and other fees)	12,286	16,865		29,151
Income allocation to private REIT shareholders	—	—		—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,563	$29,227		$47,790

Rental revenue (excluding termination income) [3]	$30,849	$46,092		$76,941
Less: Straight-line rent	746	2,947	[2]	3,693
Fair value lease revenue	(11)	36		25
Add: Lease transaction costs that qualify as rent inducements	(118)	1,196		1,078
Subtotal	29,996	44,305		74,301
Less: Operating expenses (including partners’ share of management and other fees)	12,286	16,865		29,151
Income allocation to private REIT shareholders	—	—		—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,710	$27,440		$45,150

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$30,849	$46,102		$76,951
Add: Development and management services revenue	—	2		2
Revenue	$30,849	$46,104		$76,953

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2021
Reconciliations (continued)

for the three months ended September 30, 2021
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$11,786	$28,191		$3,621		$11,869		$2,336	$21,656		$79,459
Straight-line rent	763	4,375		181		376		188	(420)		5,463
Fair value lease revenue	—	337		—		40		385	—		762
Termination income	—	(34)		—		—		—	—		(34)
Total lease revenue	12,549	32,869		3,802		12,285		2,909	21,236		85,650
Parking and other	12	2,438		—		1		127	1,436		4,014
Total rental revenue [3]	12,561	35,307		3,802		12,286		3,036	22,672		89,664
Expenses
Operating	5,632	12,847		3,897	[4]	5,084		1,042	11,666		40,168
Net operating income/(loss)	6,929	22,460		(95)		7,202		1,994	11,006		49,496

Other income/(expense)
Development and management services revenue	—	—		338		—		—	—		338
Interest and other income	—	5		—		2		—	—		7
Interest expense	(2,699)	(12,002)		(2,926)		(3)		(516)	(9,373)		(27,519)
Depreciation and amortization expense	(5,001)	(12,596)		(2,744)		(5,852)		(1,690)	(8,153)		(36,036)
General and administrative expense	(19)	(113)		—		(2)		—	(76)		(210)
Total other income/(expense)	(7,719)	(24,706)		(5,332)		(5,855)		(2,206)	(17,602)		(63,420)
Net income/(loss)	$(790)	$(2,246)		$(5,427)		$1,347		$(212)	$(6,596)		$(13,924)

BXP’s share of parking and other revenue	$6	$1,280		$—		$1		$43	$501	[5]	$1,831
BXP’s share of amortization of financing costs	$138	$85		$75		$—		$9	$297	[5]	$604
BXP’s share of capitalized interest	$544	$—		$(90)		$—		$—	$363	[5]	$817
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$(418)	$(2,038)		$(1,887)		$(61)		$(71)	$(1,122)	[5]	$(5,597)
Add:
BXP’s share of interest expense	1,350	6,350		1,163		2		174	2,876	[5]	11,915
BXP’s share of depreciation and amortization expense	2,523	7,712	[6]	996		3,347	[7]	569	2,656	[5]	17,803
BXP’s share of EBITDAre	$3,455	$12,024	[6]	$272		$3,288	[7]	$672	$4,410	[5]	$24,121

Q3 2021
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$6,280	$18,870	[6]	$1,900	$6,154	[7]	$1,022	$8,815	[5]	$43,041
BXP’s share of operating expenses	2,816	6,792		1,796	2,652		351	4,368	[5]	18,775
BXP’s share of net operating income/(loss)	3,464	12,078	[6]	104	3,502	[7]	671	4,447	[5]	24,266
Less:
BXP’s share of termination income	—	(17)		—	—		—	—		(17)
BXP’s share of net operating income/(loss) (excluding termination income)	3,464	12,095		104	3,502		671	4,447	[5]	24,283
Less:
BXP’s share of straight-line rent	381	2,352	[6]	91	202	[7]	63	(260)	[5]	2,829
BXP’s share of fair value lease revenue	—	486	[6]	—	(206)	[7]	130	—		410
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		208	—		—	—		208
BXP’s share of lease transaction costs that qualify as rent inducements	—	263		—	—		—	104	[5]	367
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$3,083	$9,520	[6]	$221	$3,506	[7]	$478	$4,811	[5]	$21,619

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$6,280	$18,870	[6]	$1,900	$6,154	[7]	$1,022	$8,815	[5]	$43,041
Add:
BXP’s share of development and management services revenue	—	—		169	—		—	—		169
BXP’s share of revenue	$6,280	$18,870	[6]	$2,069	$6,154	[7]	$1,022	$8,815	[5]	$43,210

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Includes approximately $417 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.

Q3 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Jun-21	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$266,525
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	111,703	269,150
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,383	30,197
Noncontrolling interest in property partnerships	17,164	(767)
Net income	141,250	298,580
Add:
Interest expense	106,319	107,142
Depreciation and amortization expense	183,838	178,188
Transaction costs	751	332
Payroll and related costs from management services contracts	2,655	2,484
General and administrative expense	38,405	37,743
Less:
Interest and other income (loss)	1,452	1,305
Gains (losses) from investments in securities	2,275	4,552
Gains on sales of real estate	7,756	203,767
Income (loss) from unconsolidated joint ventures	(1,373)	1,832
Direct reimbursements of payroll and related costs from management services contracts	2,655	2,484
Development and management services revenue	7,284	8,125
Net Operating Income (NOI)	453,169	402,404
Add:
BXP’s share of NOI from unconsolidated joint ventures	25,417	27,911
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	46,287	32,427
BXP’s Share of NOI	432,299	397,888
Less:
Termination income	5,355	3,309
BXP’s share of termination income from unconsolidated joint ventures	709	—
Add:
Partners’ share of termination income from consolidated joint ventures	(3)	321
BXP’s Share of NOI (excluding termination income)	$426,232	$394,900

Net Operating Income (NOI)	$453,169	$402,404
Less:
Termination income	5,355	3,309
NOI from non Same Properties (excluding termination income)	7,268	6,624
Same Property NOI (excluding termination income)	440,546	392,471
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,290	32,106
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,463	(1,150)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	24,708	27,911
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	592	1,445
BXP’s Share of Same Property NOI (excluding termination income)	$419,835	$385,681

Change in BXP’s Share of Same Property NOI (excluding termination income)	$34,154
Change in BXP’s Share of Same Property NOI (excluding termination income)	8.9%

Q3 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Jun-21	30-Jun-20
Net income attributable to Boston Properties, Inc. common shareholders	$111,703	$266,525
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	111,703	269,150
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,383	30,197
Noncontrolling interest in property partnerships	17,164	(767)
Net income	141,250	298,580
Add:
Interest expense	106,319	107,142
Depreciation and amortization expense	183,838	178,188
Transaction costs	751	332
Payroll and related costs from management services contracts	2,655	2,484
General and administrative expense	38,405	37,743
Less:
Interest and other income (loss)	1,452	1,305
Gains (losses) from investments in securities	2,275	4,552
Gains on sales of real estate	7,756	203,767
Income (loss) from unconsolidated joint ventures	(1,373)	1,832
Direct reimbursements of payroll and related costs from management services contracts	2,655	2,484
Development and management services revenue	7,284	8,125
Net Operating Income (NOI)	453,169	402,404
Less:
Straight-line rent	31,267	17,024
Fair value lease revenue	731	2,159
Termination income	5,355	3,309
Add:
Straight-line ground rent expense adjustment [1]	567	799
Lease transaction costs that qualify as rent inducements [2]	826	1,616
NOI - cash (excluding termination income)	417,209	382,327
Less:
NOI - cash from non Same Properties (excluding termination income)	5,444	9,324
Same Property NOI - cash (excluding termination income)	411,765	373,003
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	43,833	33,522
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,023	(166)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	21,477	22,949
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	781	(76)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$389,651	$362,340

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$27,311
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	7.5%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(103) and $152 for the three months ended June 30, 2021 and 2020, respectively. As of June 30, 2021, the Company has remaining lease payments aggregating approximately $25.6 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2021
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-20	30-Jun-20
Revenue
Lease	$666,674	$630,119
Parking and other	16,327	13,946
Hotel revenue	90	99
Development and management services	7,281	8,125
Direct reimbursements of payroll and related costs from management services contracts	2,896	2,484
Total revenue	693,268	654,773
Expenses
Operating	120,833	109,448
Real estate taxes	137,222	130,415
Demolition costs	206	(76)
Hotel	3,164	1,973
General and administrative	27,862	37,743
Payroll and related costs from management services contracts	2,896	2,484
Transaction costs	307	332
Depreciation and amortization	166,456	178,188
Total expenses	458,946	460,507
Other income (expense)
Income (loss) from unconsolidated joint ventures	(6,873)	1,832
Gains (losses) on sales of real estate	(209)	203,767
Gains from investments in securities	1,858	4,552
Interest and other income (loss)	(45)	1,305
Interest expense	(110,993)	(107,142)
Net income	118,060	298,580
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,561)	767
Noncontrolling interest - common units of the Operating Partnership	(10,020)	(30,197)
Net income attributable to Boston Properties, Inc.	92,479	269,150
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$89,854	$266,525

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.58	$1.71
Net income attributable to Boston Properties, Inc. per share - diluted	$0.58	$1.71